SEMIANNUAL
                                     REPORT

                               February 28, 1999

                                 WARBURG PINCUS
                           U.S. CORE FIXED INCOME FUND

                                       O

                                 WARBURG PINCUS
                                 HIGH YIELD FUND

                                       O

                                 WARBURG PINCUS
                              MUNICIPAL BOND FUND

                                       O

                                 WARBURG PINCUS
                       STRATEGIC GLOBAL FIXED INCOME FUND

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


                          [WARBURG PINCUS FUNDS LOGO]

     From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more of less than original cost.

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

     The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of February 28, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus U.S. Core Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus U.S. Core Fixed Income Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $15.43, compared to an NAV of $15.72 on August 31, 1998. As a result, the Institutional shares' total return was 2.4% (assuming the reinvestment of dividends and distributions totaling $0.67 per share). By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") returned 1.6% during the same period.

   At February 28, 1999, the NAV of the Fund's Common shares was $15.42, compared to an NAV of $15.68 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was 1.2% (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Index was down 0.2% during the same period.

   The Fund outperformed the Index benchmark during the fiscal half-year due to our overweighting in "spread product" -- debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt. This was in marked contrast to the previous six months, when the same commitment to spread product resulted in relative underperformance.

   We maintained our spread product positions through the earlier period because we believed that they represented attractive fundamental value and would eventually recover. Our patience was rewarded in the fourth quarter of 1998, as yield spreads contracted and spread-based sectors, therefore, generated healthy gains.

  o Mortgage-backed securities. Our decisions to slightly underweight mortgage-backed securities early in the fourth quarter and then heavily overweight them later, after prices fell, proved especially effective.
  o Municipal bonds. For some time, we have maintained exposure to municipal bonds, whose valuations relative to comparable Treasuries have been at historically low levels. Valuations of our municipal holdings finally recovered somewhat in late 1998 and early 1999.

Warburg Pincus U.S. Core Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

  o Corporate bonds. Two aspects of our approach to corporates enhanced the Fund's return. We overweighted credit duration, for example, which helped as investment-grade issues strengthened. Security selection was also a positive, as our positions in Fuji Finance, Ltd., Worldcom, Inc. and Chase Manhattan Bank Corp. all did especially well.
  o Below investment-grade. We added to our position in domestic high yield early in the fourth quarter, when global fixed income markets were at their most volatile. The sector rebounded toward year-end along with global financial markets more generally. Emerging market debt rebounded in October and November, helped by easier U.S. monetary policy and positive news from Brazil.
  o Non-US$ holdings. Toward the end of 1998, we purchased a put option on Japanese government bonds, based on our belief that deteriorating conditions in Japan would cause bond prices to fall. The Fund benefited accordingly, as yields on 10-year JGBs dramatically rose (and nearly tripled at one point).

   As developments occur in the fixed income markets or here at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Robert J. Moore, Managing Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Robert W. Justich, Managing Director
Mark K. Silverstein, Managing Director
Ira Edelblum, Director
Jo Ann Corkran, Director

Warburg Pincus U.S. Core Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

           Comparison of Change in Value of $10,000 Investment in the Warburg Pincus U.S. Core Fixed Income Institutional Shares and the
     Lehman Brothers Aggregate Bond Index(1) from Inception (3/31/94) and at each Quarter End. (Unaudited)


                                   [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


  DATE        WARBURG         LEHMAN
--------      -------         ------
04/01/94       10000          10000
05/31/94        9913           9999
08/31/94       10017          10188
11/30/94        9812          10007
02/28/95       10204          10520
05/31/95       10864          11148
08/31/95       11078          11342
11/30/95       11475          11775
02/29/96       11590          11809
05/31/96       11464          11638
08/31/96       11658          11806
11/30/96       12328          12488
02/28/97       12420          12442
05/31/97       12567          12607
08/31/97       13001          12991
11/30/97       13327          13437
02/28/98       13670          13735
05/31/98       13898          13985
08/31/98       14011          14364
11/30/98       14381          14706
02/28/99       14352          14594


                    Average Annual
                    Total Returns
                for the periods ended
                       2/28/99
                (Institutional Shares)
                     (Unaudited)

                        1 year
                        4.99%

                       3 years
                        7.38%

                   Since Inception
                      (3/31/94)
                        7.62%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Warburg Pincus High Yield Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus High Yield Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $15.74, compared to an NAV of $16.60 on August 31, 1998. As a result, the Institutional shares' total return was down 0.8% (assuming the reinvestment of dividends and distributions totaling $0.72 per share). By comparison, the Credit Suisse First Boston High Yield Index (the "Index") returned 3.5% during the same period.

   At February 28, 1999, NAV of the Fund's Common shares was $15.81, compared to an NAV of $16.62 on August 31, 1998. As a result, the Common shares' total return was down 0.9% (assuming the reinvestment of dividends and distributions totaling $0.66 per share). By comparison, the Index returned 3.5% during the same period.

   Sector allocations were most responsible for the Fund's underperformance of the Index:

  o Our substantial overweighting in telecommunications hurt returns, as it left the portfolio more highly exposed than the benchmark to deferred-interest instruments such as zero-coupon bonds. Zeros' returns generally were lower than those of traditional cash-pay instruments, reflecting investors' ongoing preference for higher-quality issues within the overall high yield universe.
  o We underweighted utilities, which performed well.
  o Our holdings in the transportation sector were mostly shipping companies, which were hurt by a combination of falling oil prices and declining Asian demand for oil.

   Bright spots included our overweights in cable/media and gaming, both of which performed much better than the overall benchmark; and underweights in finance and energy, which were among the worst-performing sectors in the entire high yield market.

Warburg Pincus High Yield Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

   As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management High Yield Management Team

Richard J. Lindquist, CFA, Managing Director
Misia K. Dudley, Director
Marianne Rossi, CFA, Director
John M. Tobin, CFA, Director
Mary Ann Thomas, CFA, Director

High yield bonds are lower-quality bonds that are also known as "junk" bonds. Such bonds entail greater risks than those found in higher-rated securities. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks and differences in accounting methods.

Warburg Pincus High Yield Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

       Comparison of Change in Value of $10,000 Investment in the Warburg Pincus High Yield Institutional Shares and the CS First Boston High Yield
      Index(1) from Inception (3/1/93) and at each Quarter End. (Unaudited)


                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


  DATE           WARBURG       FIRST BOSTON
--------         -------       ------------
03/01/93          10000           10000
05/31/93          10613           10419
08/31/93          11293           10809
11/30/93          11880           11209
02/28/94          12137           11570
05/31/94          11491           11143
08/31/94          11547           11201
11/30/94          11456           11123
02/28/95          10968           11638
05/31/95          12018           12370
08/31/95          12446           12680
11/30/95          12758           13029
02/29/96          13672           13516
05/31/96          13997           13662
08/31/96          13852           13965
11/30/96          14433           14547
02/28/97          15047           15219
05/31/97          15205           15488
08/31/97          15953           16119
11/30/97          16496           16553
02/28/98          17349           17120
05/31/98          17676           17387
08/31/98          16828           16354
11/30/98          16506           16840
02/28/99          16699           16924


                    Average Annual
                    Total Returns
                for the periods ended
                       2/28/99
                (Institutional Shares)
                     (Unaudited)

                        1 year
                        (3.74)%

                       3 years
                        6.90%

                       5 Years
                        6.59%

                   Since Inception
                      (3/1/93)
                        8.91%


       Comparison of Change in Value of $10,000 Investment in the Warburg Pincus High Yield Common Shares and the CS First Boston High Yield
     Index(1) from Inception (11/1/96) and at each Quarter End. (Unaudited)


                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


  DATE             WARBURG         FIRST BOSTON
--------           -------         ------------
11/01/96            10000             10000
11/30/96            10105             10156
02/28/97            10528             10625
05/31/97            10632             10813
08/31/97            11149             11253
11/30/97            11508             11556
02/28/98            12098             11952
05/31/98            12317             12138
08/31/98            11737             11417
11/30/98            11507             11756
02/28/99            11637             11815

                    Average Annual
                    Total Returns
                for the periods ended
                       2/28/99
                   (Common Shares)
                     (Unaudited)

                        1 year
                        (3.82)%

                   Since Inception
                      (11/1/96)
                        6.73%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

(1) The Credit Suisse First Boston High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser.

Warburg Pincus Municipal Bond Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Municipal Bond Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $14.92, compared to an NAV of $15.12 on August 31, 1998. As a result, the Institutional shares' total return was 2.3% (assuming the reinvestment of dividends and distributions totaling $0.48 per share). By comparison, the Lehman Brothers Municipal Bond Index (the "Index") returned 2.6% during the same period.

   At February 28, 1999, NAV of the Fund's Common shares was $14.92, compared to an NAV of $15.14 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was 1.2% (assuming the reinvestment of dividends and distributions totaling $0.40 per share). By comparison, the Index returned 1.4% during the same period.

   The Fund slightly underperformed the Index in the fiscal half-year due to its modest exposure to taxable corporate bonds. Although corporates enjoyed a healthy rebound after the broad fixed-income sell-off in the summer of 1998, they did not do so to the same extent as the municipal market. The Fund's return relative to the Index was affected accordingly.

   Within the broad municipal market, performance benefited from our ongoing emphasis on higher-quality paper, which remained especially popular among muni buyers. This was reflected by our substantial positions in non-callable securities.

Warburg Pincus Municipal Bond Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

   As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Robert J. Moore, Managing Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Robert W. Justich, Managing Director
Mark K. Silverstein, Managing Director
Ira Edelblum, Director
Jo Ann Corkran, Director

A portion of income may be subject to state and city taxes of federal alternative minimum tax.

Warburg Pincus Municipal Bond Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

           Comparison of Change in Value of $10,000 Investment in the
        Warburg Pincus Municipal Bond Institutional Shares and the Lehman
           Brothers Municipal Bond Index(1) from Inception (6/20/94),
           Period Ended (7/31/94) and at each Quarter End. (Unaudited)


                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


  DATE           WARBURG         LEHMAN
--------         -------         ------
06/20/94          10000           10000
07/31/94          10040           10038
08/31/94          10040           10073
11/30/94           9647            9571
02/28/95          10350           10354
05/31/95          10846           10820
08/31/95          10886           10965
11/30/95          11193           11079
02/29/96          11216           11498
05/31/96          10937           11314
08/31/96          11134           11539
11/30/96          11643           12049
02/28/97          11731           12132
05/31/97          11835           12252
08/31/97          12218           12606
11/30/97          12508           12914
02/28/98          12812           13242
05/31/98          12971           13402
08/31/98          13149           13697
11/30/98          13370           13916
02/28/99          13446           14055

                    Average Annual
                    Total Returns
                for the periods ended
                       2/28/99
                (Institutional Shares)
                     (Unaudited)

                        1 year
                        4.95%

                       3 years
                        6.23%

                   Since Inception
                      (6/20/94)
                        6.49%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.



(1) The Lehman Brothers Municipal Bond 10 Year Index is computed twice a month from prices on approximately 1,100 bonds. The index is composed of approximately 60% revenue bonds and 40% state government obligations. The issues in the index have a maturity of 8-12 years and the prices are supplied by Kenny Information Systems, Inc.

Warburg Pincus Strategic Global Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Strategic Global Fixed Income Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

   At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $15.26, compared to an NAV of $15.10 on August 31, 1998. As a result, the Institutional shares' total return was 4.5% (assuming the reinvestment of dividends and distributions totaling $0.53 per share). By comparison, the unhedged J.P. Morgan Global Government Bond Index ("GBI") returned 3.9% during the same period.

   At February 28, 1999, the NAV of the Fund's Common shares was $15.25, compared to an NAV of $16.10 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was down 2.2% (assuming the reinvestment of dividends and distributions totaling $0.52 per share). By comparison, the GBI was down 3.4% during the same period.

   We attribute the Fund's outperformance of the GBI benchmark during the fiscal half-year to our positioning of the portfolio in two areas:

   Spread product. Our allocations to "spread product" -- debt securities whose market valuation is greatly driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt -- experienced strong gains after hurting performance in the second and third quarters of 1998. This was particularly true in U.S. and emerging market securities.

   We maintained our U.S. spread product positions through the earlier periods because we believed that they represented attractive fundamental value and would eventually recover. Our patience was rewarded in the final months of 1998 and early 1999, as yield spreads contracted and prices in spread-based sectors, therefore, rose. Emerging market debt also revived. Although our allocation to emerging markets remained modest, the sector's strength was sufficient for it to meaningfully add to the Fund's return.

   Japan. Our longstanding underweight in Japan relative to GBI paid off especially well in December, as Japanese bond yields nearly tripled. We also chose to remain essentially neutral in our yen currency holdings, which prevented the Fund from losing ground relative to GBI when the yen strengthened.

Warburg Pincus Strategic Global Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999 (con't)
--------------------------------------------------------------------------------

   As developments occur in the global fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Robert J. Moore, Managing Director
William P. Sterling, Managing Director
Gregg M. Diliberto, Managing Director
Robert W. Justich, Managing Director
Mark K. Silverstein, Managing Director
Ira Edelblum, Director
Jo Ann Corkran, Director

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

Warburg Pincus Strategic Global Fixed Income Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

       Comparison of Change in Value of $10,000 Investment in the Warburg
      Pincus Strategic Global Fixed Income Institutional Shares and the JP
        Morgan Global Government Bond Index (unhedged)(1) from Inception
     (6/27/94), Period Ended (7/31/94), and at each Quarter End. (Unaudited)


                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:


 DATE        WARBURG       MORGAN
------       -------       ------
06/28/94      10000        10000
07/31/94      10027        10115
08/31/94      10001        10089
11/30/94      10045        10161
02/28/95      10274        10659
05/31/95      11156        11696
08/31/95      11072        11496
11/30/95      11574        12003
02/29/96      11668        11957
05/31/96      11831        11907
08/31/96      12140        12283
11/30/96      12815        12776
02/28/97      12531        12284
05/31/97      12673        12408
08/31/97      12684        12487
11/30/97      13006        12878
02/28/98      13170        13089
05/31/98      13232        13247
08/31/98      13215        13689
11/30/98      14090        14560
02/28/99      13804        14220

                    Average Annual
                    Total Returns
                for the periods ended
                       2/28/99
                (Institutional Shares)
                     (Unaudited)

                        1 year
                        4.80%

                       3 years
                        5.76%

                   Since Inception
                      (6/27/94)
                        7.13%


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) The JP Morgan Global Government Bond Index Unhedged (including U.S. $) is market-capitalization index consisting of the government bond markets of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. All issues have a remaining maturity of at least one year and the index is rebalanced monthly.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (34.9%)
Aerospace/Defense (0.0%)
    Boeing Co. Debentures
      7.500% 08/15/42                                $   150       $    161,438
                                                                   ------------
Automotive (0.1%)
    Hayes Lemmerz International,
      Inc. 144A Sr. Sub. Notes
      8.250% 12/15/08                                    430            435,375
    Hayes Wheels International, Inc.
      Gtd. Notes
      11.000% 07/15/06                                    75             83,625
                                                                   ------------
                                                                        519,000
                                                                   ------------
Banking (6.5%)
    Bangko Sentral Pilipinas,
      Yankee Bonds
      8.600% 06/15/27                                  1,300          1,124,500
    BankBoston N.A. Notes
      6.375% 04/15/08                                    610            593,225
    Bay View Capital Corp.
      Sub. Notes
      9.125% 08/15/07                                    990            959,062
    Chase Manhattan Bank Corp.
      Sub. Notes
      6.750% 09/15/06                                    630            639,450
      6.375% 04/01/08                                    600            599,250
      7.250% 06/01/07                                    490            513,275
    Cie. Financiered Paribas
      Sub. Notes
      6.950% 07/22/13                                    680            671,500
    Citicorp Sub. Notes, Series F
      6.375% 11/15/08                                  2,140          2,121,275
    Credit Lyonnais
      Perpetual Sub. Variable Rate
      Notes, Rule 144A
      6.563%+/+++                                      2,780          2,425,550
    First Republic Bank
      Sub. Notes
      7.750% 09/15/12                                  2,070          1,974,262
    ForeningsSparbanken AB
      Perpetual Sr. Sub. FRN
      5.976%+/+++                                        980            958,538

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Banking (cont'd)
    Fuji Finance (Cayman), Ltd.
      Medium Term Notes
        7.300%+/+++                                   $  730       $    416,100
      Perpetual Sub. Notes
        5.801%+/+++                                      820            467,400
    Fuji JGB Investment LLC,
      Noncumulative Preferred
      Securities, Series A
      9.870% 06/30/99+                                 2,350          1,835,820
    Okobank Perpetual Medium Term FRN
      5.739%+/+++                                      1,970          1,891,200
    Santander Financial Issuances
      Perpetual Sub. FRN
      6.213%+/+++                                        750            682,537
    Skandinaviska Enskilda Banken,
      Sub. Notes
        6.625%+/+++                                    2,280          2,233,169
      Perpetual Sub. FRN
        7.500%+/+++                                    1,905          1,802,759
      144A Perpetual Sub. FRN
        6.500% 12/29/49                                2,200          2,083,400
    Sovereign Bancorp Sr. Notes
      6.750% 07/01/00                                    185            186,156
                                                                   ------------
                                                                     24,178,428
                                                                   ------------
Broadcasting (1.1%)
    Chancellor Media Corp.
      144A Sr. Sub. Notes
      8.000% 11/01/08                                    225            238,500
    Fox/Liberty Network LLC.,
      Sr. Discount Notes
      8.875% 08/15/07                                  1,360          1,419,500
    Granite Broadcasting Corp.
      144A Sr. Sub. Notes
      8.875% 05/15/08                                    145            143,912
    Turner Broadcasting Systems, Inc.
      Sr. Notes
      7.400% 02/01/04                                  2,120          2,231,300
                                                                   ------------
                                                                      4,033,212
                                                                   ------------
Building Materials (0.1%)
    Jackson Products, Inc. Notes
      9.500% 04/15/05                                    345            344,137
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Cable (0.8%)
    Classic Cable
      Sr. Sub. Notes
      9.875% 08/01/08                                 $  150       $    157,875
    CSC Holdings Inc.,
      Sr. Notes
      7.675% 12/15/07                                  1,405          1,485,787
      7.250% 07/15/08                                    310            315,425
    Diamond Cable
      Communications plc
      Yankee Sr. Discount Notes
      10.750% 02/15/07++                                 800            616,000
    James Cable Partners L.P.,
      Sr. Notes, Series B
      10.750% 08/15/04                                   325            344,094
    Videotron Holdings Plc
      Yankee Sr. Discount Notes
      11.000% 08/15/05                                    95             85,144
                                                                   ------------
                                                                      3,004,325
                                                                   ------------
Energy (2.0%)
    CMS Energy Corp.
      Medium Term Notes
      6.750% 01/15/04                                    230            224,250
    Crown Central Petroleum
      Sr. Notes
      10.875% 02/01/05                                   150            136,687
    Forcenergy, Inc.
      Sr. Sub. Notes
      8.500% 02/15/07                                    115             42,262
    Korea Electric Power,
      Yankee Notes
        7.000% 10/01/02                                1,700          1,634,125
      Global Unsubordinated Notes
        6.375% 12/01/03                                   50             46,375
      Yankee Debentures
        7.000% 02/01/27                                1,575          1,458,844
    LASMO (USA), Inc.
      Gtd. Debentures
      7.300% 11/15/27                                     25             22,187
    Petroleum Geo-Services ASA
      Yankee Sr. Notes
      7.125% 03/30/28                                    805            719,469


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----

CORPORATE BONDS (cont'd)
Energy (cont'd)
    Sibneft, Loan Participation
      Notes
      9.000% 08/15/00+                                $  455       $    118,300
    Valero Energy Corp.
      144A Putable Asset Trusts
      6.750% 12/15/02                                  1,820          1,822,275
    YPF S.A.
      Sr. Notes
        7.250% 03/15/03                                  175            166,469
      Notes
        8.000% 02/15/04                                1,250          1,209,375
                                                                   ------------
                                                                      7,600,618
                                                                   ------------
Entertainment (2.3%)
    Regal Cinemas, Inc.
      Sr. Sub. Notes
      9.500% 06/01/08                                    300            300,000
    TV Guide, Inc.
      Sr. Sub. Notes
      8.125% 03/01/09                                    400            397,500
    Time Warner, Inc.
      Debentures
        8.050% 01/15/16                                1,875          2,090,625
        6.850% 01/15/26                                3,970          4,173,462
      Notes
        9.125% 01/15/13                                1,220          1,499,075
                                                                   ------------
                                                                      8,460,662
                                                                   ------------
Financial Services (4.9%)
    American General Institutional
      Capital Trust Co.
      144A Gtd. Notes, Series B
      8.125%+++                                        2,160          2,430,000
    Associates Corp. of North
      America Sr. Debentures
      5.960% 05/15/37                                    195            195,487
    AT&T Capital Corp.
      Medium Term Note, Series 4
      6.920% 04/29/99                                    815            815,731
      6.410% 08/13/99                                    155            155,133
      6.470% 12/03/99                                    950            951,459
      6.480% 12/03/99                                  2,730          2,734,389


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Financial Services (cont'd)
    BellSouth Capital Funding Corp.
      Debentures
      6.040% 11/15/26                                $ 2,975       $  3,027,062
    Ford Motor Credit Corp.
      5.800% 01/12/09                                  2,615          2,530,012
    Industrial Credit & Investment Corp.
      144A Yankee Medium Term Notes
      7.550% 08/15/07                                     40             34,500
    L'Auxiliare du Credit Foncier de France
      Gtd. Notes
      5.281% 03/25/99+                                 2,200          2,143,570
      5.000% 04/20/99+                                   155            149,381
    Long Island Savings Bank, Inc.
      Notes
      7.000% 06/13/02                                  1,040          1,055,600
    Prudential Insurance Co. of America
      144A Capital Notes
        6.875% 04/15/03                                1,600          1,632,000
      144A Sr. Notes
        6.375% 07/23/06                                  350            341,687
                                                                   ------------
                                                                     18,196,011
                                                                   ------------
Food & Beverage (0.2%)
    Archibald Candy Corp.
      144A Gtd. Sr. Secured Notes
      10.250% 07/01/04                                   400            408,000
    Arisco Productos Alimenticios
      S.A. Gtd. Notes
      10.750% 05/22/05                                   340            197,200
    Pantry, Inc.
      Sr. Sub. Notes
      10.250% 10/15/07                                   215            224,406
                                                                   ------------
                                                                        829,606
                                                                   ------------
Health Care (2.3%)
    Columbia/HCA Healthcare
      Corp., Debentures
      8.360% 04/15/24                                  1,485          1,372,882
    Merck & Co., Inc.
      Medium Term Notes Series B
      5.760% 05/03/37                                  7,130          7,031,963
                                                                   ------------
                                                                      8,404,845
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Industrial Goods & Materials (1.3%)
    Dresser Industries, Inc.
      Debentures
      7.600% 08/15/49                                $ 1,785       $  1,936,725
    Motors & Gears, Inc.,
      Sr. Notes, Series D
      10.750% 11/15/06                                   270            277,088
    PSINet, Inc.
      Sr. Notes
      11.500% 11/01/08                                   220            246,400
    Seagate Technology, Inc.
      Sr. Debentures
      7.450% 03/01/37                                  2,230          2,079,475
    Wheeling-Pittsburgh Corp.
      144A Sr. Notes
      9.250% 11/15/07                                    215            210,969
                                                                   ------------
                                                                      4,750,657
                                                                   ------------
Packaging/Containers (0.0%)
    Crown Packaging Enterprises Ltd.
      Yankee Sr. Secured
      Discount Notes
      14.000% 08/01/06                                   550              6,188
                                                                   ------------
Paper & Forest Products (0.1%)
    Fort James Corp. Notes
      6.234% 03/15/01                                    330            326,700
    P.T. Indah Kiat Pulp & Paper Corp.
      Sr. Secured Notes
      8.875% 11/01/00                                    280            201,250
    Repap New Brunswick
      Sr. Secured Debentures
      10.625% 04/15/05                                    35             26,425
                                                                   ------------
                                                                        554,375
                                                                   ------------
Publishing & Information Services (0.7%)
    Belo (A.H.) Corp.
      Sr. Notes
      6.875% 06/15/02                                  2,635          2,690,994
                                                                   ------------
Real Estate (0.3%)
    EOP Operating L.P.
      Mandatory Par Put
      Remarketed Securities
      6.376% 02/15/02                                  1,295          1,265,863
                                                                   ------------


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Restaurants, Hotels & Casinos (0.2%)
    Circus Circus Enterprise
      Sr. Sub. Notes
      9.250% 12/01/05                                 $  210       $    213,938
    HMH Properties, Inc.
      Sr. Notes
      8.450% 12/01/08                                    250            248,125
    Hyatt Equities LLC
      144A Medium Term Notes
      6.800% 05/15/00                                    230            232,013
                                                                   ------------
                                                                        694,076
                                                                   ------------
Retail Trade (0.6%)
    K Mart Corp.
      Notes
        7.950% 02/01/23                                  420            416,850
      Pass Through Certificates,
        Series 1995 Class K3
        8.540% 01/02/15                                1,626          1,573,355
    Pathmark Stores
      Sr. Sub Notes
      9.625% 05/01/03                                    160            161,400
    Phillips Van-Heusen Corp.
      Sr. Sub. Notes
      9.500% 05/01/08                                    145            146,269
                                                                   ------------
                                                                      2,297,874
                                                                   ------------
Telecommunications (6.2%)
    Adelphia Communications Corp.
      144A Sr. Notes
        8.375% 02/01/08                                  180            187,650
      Sr. Notes, Series B
        9.250% 10/01/02                                  310            329,375
    BellSouth Telecommunications, Inc.
      Debentures
      5.850% 11/15/45                                    950            954,750
      7.000% 12/01/45                                    255            264,881
    CenCall Communications Corp.
      Sr. Discount Notes
      10.125% 01/15/04                                   425            431,375
    CS Wireless Systems, Inc.
      Sr. Discount Notes, Series B
      11.375% 03/01/06++                               1,040            208,000


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    Echostar DBS Corp.
      Sr. Notes
      9.250% 02/01/06                                 $  420       $    424,200
    Global Communicacoes e
      Participacoes S.A.
      144A Par Bonds
      10.625% 12/05/08                                   670            371,850
    GTE Corp. Debentures
      6.840% 04/15/18                                  1,120          1,141,000
      6.940% 04/15/28                                  1,160          1,193,350
    GTE North, Inc.
      Debentures, Series D
      6.900% 11/01/08                                    395            418,206
    Intermedia Communication Inc.
      Sr. Notes, Series B
      8.500% 01/15/08                                    220            206,800
    ITC Deltacom, Inc.
      144A Sr. Notes
      11.000% 06/01/07                                   225            246,375
    Level 3 Communications, Inc.,
      144A Sr. Notes
      9.125% 05/01/08                                    440            429,000
    MCI Communications Corp.
      Sr. Discount Notes
      6.125% 04/15/10+                                 1,615          1,619,038
    McleodUSA, Inc.
      144A Sr. Notes
      8.125% 02/15/09                                    130            129,025
    Metromedia Fiber Network
      144A Sr. Notes
      10.000% 11/15/08                                   190            199,500
    Nextel Communications, Inc.
      Sr. Redeemable Discount Notes
         9.950% 02/15/08++                               785            502,400
        10.650% 09/15/07++                             1,380            938,400
      Sr. Discount Notes
        9.750% 08/15/04++                              2,850          2,899,875
        9.750% 10/31/07++                                225            146,813


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    NEXTLINK Communications, Inc.
      Sr. Notes
        9.625% 10/01/07                               $  220       $    218,350
      144A Sr. Notes
        10.750% 11/15/08                                 310            321,625
    Paging Network, Inc.,
      Sr. Sub. Notes
         8.875% 02/01/06                                  70             59,500
        10.000% 10/15/08                                 570            495,900
      Notes Callable
        10.125% 08/01/07                                 800            696,000
    Qwest Communications
      144A Sr. Notes Callable
      7.250% 11/01/08                                    310            321,625
    TCI Communications Inc.
      Notes
      6.340% 02/01/02                                  1,585          1,602,831
    Telefonica de Argentina
      144A Medium Term Notes
      9.125% 05/07/08                                    850            782,000
    Teleport Communications Group, Inc.
      Sr. Discount Notes
      9.650% 03/31/27                                  1,445          1,721,356
    Wireless One, Inc.
      Sr. Discount Notes
      13.500% 08/01/06++                                 635             57,150
    Worldcom, Inc.
      Sr. Notes
      8.875% 01/15/06                                  2,120          2,281,650
      6.950% 08/15/28                                  1,225          1,254,094
                                                                   ------------
                                                                     23,053,944
                                                                   ------------
Transportation (2.8%)
    Continental Airlines, Inc.
      Sr. Notes
      9.500% 12/15/01                                  1,755          1,844,944
    Delco Remy International, Inc.
      Gtd. Sr. Sub Notes
      10.625% 08/01/06                                   220            235,400
    Grupo Transportacion Ferroviaria
      Mexicana, S.A. de C.V.
      Yankee Gtd. Sr.  Notes
      11.750% 06/15/09                                 2,465          1,318,775


                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
CORPORATE BONDS (cont'd)
Transportation (cont'd)
    Norfolk Southern Corp.
      Notes
      7.875% 02/15/04                                 $    5       $      5,350
      7.050% 05/01/04                                  2,250          2,382,188
    Northwest Airlines, Inc.,
      Gtd. Notes
      7.875% 03/15/08                                    290            260,638
      7.625% 03/15/05                                  3,065          2,819,800
    US Airways, Inc.,
      Gtd. Sr. Notes
      9.625% 02/01/01                                  1,710          1,752,647
                                                                   ------------
                                                                     10,619,742
                                                                   ------------
Utilities (2.3%)
    Beaver Valley Funding Corp.
      Secured Lease Obligation Bonds
      9.000% 06/01/17                                  2,370          2,577,375
    Connecticut Light and Power Co.
      First Mortgage Bonds, Series C
        7.750% 06/01/02                                1,060          1,090,475
      First Mortgage Bonds, Series D
        7.875% 10/01/24                                  720            747,900
    Niagara Mohawk Power Corp.
      First Mortgage Bonds
      8.750% 04/01/22                                  1,110          1,155,788
    North Atlantic Energy Corp.
      Secured First Mortgage Notes,
      Series A
      9.050% 06/01/02                                  1,556          1,569,615
    TU Electric Capital V,
      Capital Securities
      8.175% 01/30/37                                  1,410          1,484,025
                                                                   ------------
                                                                      8,625,178
                                                                   ------------
Waste Management (0.1%)
    Allied Waste North America,
      Sr. Notes
        7.875% 01/01/09                                  185            187,313
    Allied Waste North America,
      Gtd. Notes
        7.375% 01/01/04                                   30             30,450
                                                                   ------------
                                                                        217,763
                                                                   ------------
TOTAL CORPORATE BONDS (Cost $133,536,480)                          $130,508,936
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
MUNICIPAL BONDS (2.1%)
    Florida State Board of Education,
      Capital Outlay GO, Series B
      4.750% 06/01/23                                 $  705       $    675,919
    Illinois State GO
      4.750% 06/01/23                                    850            796,875
    Massachusetts State Water
      Resources Authority, General
      Revenue Bonds, Series A
      4.750% 08/01/27                                    960            900,000
    Massachussetts Bay
      Transportation Authority,
      General Transportation
      Systems Revenue Bonds,
      Series A
      4.750% 03/01/21                                    765            727,706
    Metropolitan Transit Authority,
      NY Dedicated Tax Fund,
      Series A
      4.750% 04/01/28                                    260            246,025
    Nevada State General Obligation
      (Municipal Bond Bank Project
      Numbers 65 & R-6)
      4.750% 05/15/26                                  1,000            940,000
    New Jersey Economic
      Development Authority, State
      Pension Funding Revenue Bonds
        0.000% 02/15/09                                  155             83,119
      Series B
        0.000% 02/15/01                                  320            286,000
        0.000% 02/15/02                                  165            138,600
        0.000% 02/15/03                                1,085            858,506
    New York City Municipal Water
      Finance Authority, Water and
      Sewer Systems Revenue Bond,
      Series D
        4.750% 06/15/25                                  395            375,250
        4.750% 06/15/25                                  735            698,250
    Ohio State Turnpike Commission,
      Series B
      4.750% 02/15/28                                    530            503,500
    Tampa, FL Health Systems
      Revenue Bond
      4.750% 11/15/28                                     45             42,356

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
MUNICIPAL BONDS (cont'd)
Triborough Bridge & Tunnel
  Authority NY, Series A
  4.750% 01/01/24                                     $  500       $    476,875
                                                                   ------------
TOTAL MUNICIPAL BONDS (Cost $7,759,207)                            $  7,748,981
                                                                   ------------

FOREIGN GOVERNMENT BONDS (4.3%)
    Federal Republic of Brazil,
      Discount Bond, Series Z - L
      6.125% 04/15/24                                 $  560       $    312,200
    Republic of Argentina, Sr. Notes
      12.163% 04/10/05+                                2,180          1,940,200
    Republic of Colombia,
      Yankee Notes
      10.986% 08/13/05                                 2,575          2,317,500
    Republic of Philippines,
      Global Bonds
      9.875% 01/15/19                                  1,025          1,018,594
    Republic of Poland,
      Past Due Interest Bonds
      5.000% 10/27/14++                                1,050            954,844
      5.000% 10/27/14++                                8,420          7,656,938
    United Mexican States Par Bonds,
      Series W-A
      6.250% 12/31/19                                  2,650          1,985,844
                                                                   ------------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $16,034,861)                  $ 16,186,120
                                                                   ------------
AGENCY OBLIGATIONS (47.3%)
Federal Home Loan Mortgage Corporation (0.5%)
    Various Pools:
      6.500% 07/01/99                                  $  51       $     51,730
      7.000% 12/01/09                                    667            681,138
    Series MACR 1860 Principle Only
      0.000% 02/15/24                                  1,505          1,055,744
                                                                   ------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                       $  1,788,612
                                                                   ------------
Federal National Mortgage Association (40.9%)
    Various Pools:
      10.000% 02/01/05                                $  183       $    194,053
      10.000% 01/01/10                                   838            907,352
       6.000% 10/01/28                                12,572         12,195,253
       6.000% 01/01/29                                 4,137          4,012,611
       6.000% 01/01/29                                11,200         10,864,001
    REMIC - PAC 1991-165 Class M
      8.250% 12/25/21                                     12             12,656

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
AGENCY OBLIGATIONS (cont'd)
Federal National Mortgage Association (cont'd)
    Series 1996-5 Class PX PO
      0.000% 11/25/23                                 $  198       $    139,399
    Series 1997-16 Class M PO
      0.000% 02/25/23                                    170            117,513
    TBA
      6.000% 01/15/11                                 14,980         14,834,881
      6.500% 05/01/13                                  7,665          7,715,302
      8.000% 03/15/25                                 34,330         35,713,928
      6.000% 04/15/25                                 53,060         51,435,038
      6.500% 09/01/27                                 14,960         14,866,500
                                                                   ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                        $153,008,487
                                                                   ------------
Government National Mortgage Association (5.0%)
    Various Pools:
      6.500% 09/15/03                                  $   6       $      6,008
      8.250% 08/15/04                                      1                524
      9.000% 11/15/04                                      1                876
      9.000% 12/15/04                                      1                759
      8.250% 04/15/06                                      1              1,243
      13.500% 07/15/14                                     1                913
      9.000% 12/15/16                                     25             26,316
      8.000% 04/15/17                                     99            103,677
      9.000% 08/15/21                                    394            421,237
    TBA
      6.500% 09/01/25                                 18,460         18,356,163
                                                                   ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                     $ 18,917,716
                                                                   ------------
Miscellaneous (0.9%)
    Government Trust Certificates
      Collateral Trust Series 1C
      (Aaa, AAA)
      9.250% 11/15/01                                 $  365       $    375,177
    National Archives Facility Trust
      COP (Aaa, AAA)
      8.500% 09/01/19                                    676            807,713
    Tennessee Valley Authority
      Debentures, Series B (Aaa, NR)
        6.235% 07/15/45                                   60             61,650
      Power Bonds Series A (NR, AAA)
        5.880% 04/01/36                                1,980          1,947,825
                                                                   ------------
                                                                      3,192,365
                                                                   ------------
TOTAL AGENCY OBLIGATIONS (Cost $178,380,528)                       $176,907,180
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
ASSET BACKED SECURITIES (1.3%)
    Capital Equipment Receivables
      Trust Series 1996-1, Class A3
      6.110% 07/15/99                                 $  192       $    191,821
    Goldome Credit Corp. Home
      Equity Trust Series 1990-1,
      Class A
      10.000% 07/15/05                                    34             34,570
    Green Tree Financial Corp.
      Manufactured Housing Retail
      Installment Sales Contracts,
      Series 1995-6, Class A-3
        6.650% 09/15/26                                1,052          1,060,577
      Series 1998-C, Class A-2
        6.250% 09/15/26                                   35             34,717
    Green Tree Recreational,
      Equipment & Consumer Trust
      Series 1997-C, Class A1
        6.490% 02/15/18                                  566            565,045
      Series 1998-B, Class A-3
        6.050% 10/15/10                                1,065          1,068,328
    Green Tree Securitized Net
      Interest Margin Trust, REMIC,
      Series 1994-A, Class A
      6.900% 02/15/04                                    582            583,424
    Health & Retirement Properties
      5.658% 04/09/99+                                   100             99,125
    Merrill Lynch Mortgage Investors, Inc.,
      Manufactured Housing
      Retail Installment Sales
      Contracts Series 1991-C,
      Class A
      9.000% 07/15/11                                     38             37,952
    National Westminster Bank
      Debentures Guaranteed Cap
      Notes
      9.375% 11/15/03                                    670            743,700
    New York City Tax Lien
      144A Collateralized Bonds,
      Series 1996-1, Class C
      7.110% 05/25/05                                     46             45,767

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
ASSET BACKED SECURITIES (cont'd)
Vanderbilt Mortgage Finance,
  Manufactured Housing Retail
  Installment Sales Contracts,
  Series 1995-B, Class A3
  6.675% 05/07/06                                     $  325       $    327,152
                                                                   ------------
TOTAL ASSET BACKED SECURITIES (Cost $4,813,799)                    $  4,792,178
                                                                   ------------
COLLATERALIZED MORTGAGED BACKED SECURITIES (3.9%)
    AESOP Funding II Series 1997-1,
      Class A1
      6.220% 10/20/01                                 $  720       $    724,313
    Asset Securitization Corp.
      Series 1996-MD6, Class A6
      7.484% 03/13/99                                    760            727,819
    Carousel Center Finance Inc.
      Series 1, Class C, Rule 144A
      7.527% 11/15/07                                    340            344,554
    Cityscape Home Equity Loan Trust,
      Home Equity Loan Certificates
      Series 1996-2,  Class A2
      7.200% 11/15/06                                    291            294,616
    Collateralized Mortgage Obligation Trust, REMIC
      Series 54, Class C
      9.250% 11/01/13                                      1              1,168
    Contimortgage Home Equity Loan Trust
      Series 1996-4, Class A8
        7.220% 01/15/28                                  820            824,378
      Series 1998-1, Class A5
        6.430% 04/15/16                                1,980          1,987,413
    G3 Mortgage Reinsurance Corp.
      Class A
      6.042% 03/25/99                                    950            886,469
    General Motors Acceptance
      Corp. Commercial Mortgage
      Securities, Inc. Series 1997-C1,
      Class A2
      6.853% 09/15/06                                    530            554,181

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----

COLLATERALIZED MORTGAGED BACKED SECURITIES (cont'd)
Kidder Peabody Acceptance Corp.
  Series 1993-M1, Class A1
    7.150% 04/25/25                                  $   201       $    200,105
  Series 1994-C1, Class A
    6.650% 02/01/06                                      390            392,342
  Series 1994-C1, Class B
    6.850% 02/01/06                                    1,305          1,332,527
New Century Home Equity Loan
  Trust Series 1997-NC6,
  Class A4
  6.730% 07/25/22                                        675            673,192
PaineWebber Mortgage Acceptance
  Corp. IV Multifamily Mortgage
  Pass-Throughs Series 1995-M1,
  Class A 144A
  6.700% 01/15/07                                      1,430          1,451,450
Residential Reinsurance Ltd.
  Series 1998-A2
  9.435% 03/01/99                                        600            607,200
Salomon Brothers Mortgage
  Securities VII, Series 1997-NC4,
  Class A
  5.198% 03/25/99                                         44             44,387
Southern Pacific Secured Asset
  Corp. Home Equity,
  Series 1998-1, Class A2
  6.270% 03/25/28                                      2,455          2,454,616
Structured Asset Securitization
  Corp. Series 1996-CFL,
  Class A1C
  5.944% 02/25/28                                        362            362,020
UCFC Home Equity Loan
  Series 1996-B1, Class A7
  8.200% 09/15/27                                        745            765,703
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGED BACKED SECURITIES
   (Cost $14,747,980)                                              $ 14,628,453
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
COMMON STOCK (0.0%)
Packaging/Containers (0.0%)
    Crown Packaging Enterprises, Ltd.                 45,544       $        455
                                                                   ------------
TOTAL COMMON STOCK (Cost $0)                                       $        455
                                                                   ------------
PREFERRED STOCKS (2.2%)
Banking (2.0%)
    California Federal Capital Corp.
      Series A                                        94,200       $  2,490,413
    Centaur Funding Corp.                              1,360          1,501,100
    Citigroup, Inc.                                   37,300          1,902,300
    Lehman Brothers Holdings                          10,800            461,700
    NationsBank Captial Corp.                         46,600          1,234,900
                                                                   ------------
                                                                      7,590,413
                                                                   ------------
Real Estate (0.2%)
    American Real Estate Corp.
      8.50% Cumulative, Series A                      29,600            771,450
                                                                   ------------
TOTAL PREFERRED STOCKS (Cost $8,446,853)                           $  8,361,863
                                                                   ------------

                                                        Par
                                                       (000)
                                                       -----
U.S. TREASURY OBLIGATIONS (13.6%)
U.S. Treasury Bills (0.1%)
      4.365% 04/08/99                                 $  330       $    327,732
      4.280% 04/08/99                                     40             39,751
      4.320% 04/08/99                                    100             99,380
                                                                   ------------
                                                                        466,863
                                                                   ------------
U.S. Treasury Bonds (2.7%)
      8.000% 11/15/21                                  8,015         10,176,145
                                                                   ------------
U.S. Treasury Inflation Protected Notes (1.9%)
      3.625% 01/15/08                                  7,300          7,258,305
                                                                   ------------
U.S. Treasury Notes (7.6%)
      8.500% 02/15/00                                    220            227,090
      5.375% 02/15/01                                 12,550         12,606,378
      6.625% 06/30/01                                    185            190,872
      6.250% 06/30/02                                  6,265          6,453,804
      7.500% 02/15/05                                      5              5,537
      6.250% 02/15/07                                  8,280          8,719,394
                                                                   ------------
                                                                     28,203,075
                                                                   ------------
                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----


U.S. TREASURY OBLIGATIONS (cont'd)
U.S. Treasury Strip Bonds (1.3%)
      0.000% 11/15/16                                $ 3,430       $  1,197,932
      0.000% 05/15/17                                 10,950          3,732,112
                                                                   ------------
                                                                      4,930,044
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,383,909)                 $ 51,034,432
                                                                   ------------

                                                      Number
                                                        of
                                                      Shares
                                                      ------
RIGHTS/WARRANTS (0.0%)
    Capital Pacific Holdings
      Group, Inc.                                      2,528       $      1,390
    Checkers Drive-In Restaurants                      2,642                330
    Mexican Value Recovery
      Rights                                           1,000
    Uniroyal Technology Corp.                         10,800             69,525
                                                                   ------------
TOTAL RIGHTS/WARRANTS (Cost $14,178)                               $     71,245
                                                                   ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Fixed Income Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)            Value
                                                      -----            -----
SHORT-TERM INVESTMENTS (27.9%)
    BBH Grand Cayman U.S. Dollar
      Time Deposit
      4.250% 03/01/99                                $46,426       $ 46,426,000
    Federal Home Loan Bank
      Discount Notes
      4.900% 03/18/99                                  9,900          9,876,717
    Federal Home Loan Mortgage
      Corp. Discount Notes
      4.930% 03/17/99                                 48,100         47,992,851
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $104,297,700)                   $104,295,568
                                                                   ------------
TOTAL INVESTMENTS (137.5%) (Cost $519,415,495*)                    $514,535,411

LIABILITIES IN EXCESS OF OTHER ASSETS (37.5%)                      (140,315,168)
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $374,220,243
                                                                   ============

  * Cost for Federal income tax purposes at February 28, 1999 is $519,436,781. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                         $  2,563,176
        Gross Depreciation                                           (7,464,546)
                                                                   ------------
        Net Depreciation                                           $(4,901,370)
                                                                   ============

  + Variable rate obligations -- The interest shown is the rate as of
    February 28, 1999.
 ++ Step Bond -- The interest rate as of February 28, 1999 is 0% and will reset to interest rate shown at a future date.
+++ Securities have no stated maturity date.

                            INVESTMENT ABBREVIATIONS
            FRN = Floating Rate Note
           MACR = Modified and Combinable Real Estate Investment Conduit
            PAC = Planned Amortization Class
          REMIC = RealEstate Mortgage Investment Conduit
            TBA = To Be Announced


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (94.7%)
Aerospace/Defense (0.4%)
    K&F Industries, Inc.
      Sr. Sub. Notes
      9.250% 10/15/07                                $   500       $    512,500
                                                                   ------------
Automotive (3.7%)
    Aetna Industries, Inc.
      Sr. Notes
      11.875% 10/01/06                                   500            518,125
    Breed Technologies, Inc.
      144A Sr. Sub. Notes
      9.250% 04/15/08                                    650            325,000
    Cambridge Industries, Inc.
      Gtd. Sr. Sub. Notes, Series B
      10.250% 07/15/07                                   400            334,000
    Collins & Aikman Products Corp.
      Gtd. Sr. Sub. Notes
      11.500% 04/15/06                                   600            634,500
    Consorcio G Grupo Dina S.A./MCII
      Holdings (U.S.A.), Inc.
      144A Sr. Secured Notes
      12.000% 11/15/02                                   500            431,875
    Delco Remy International, Inc.
      Gtd. Sr. Sub Notes
      10.625% 08/01/06                                   500            535,000
    Hayes Lemmerz International, Inc.
      144A Sr. Sub. Notes
      8.250% 12/15/08                                    400            405,000
    Hayes Wheels International, Inc.
      Sr. Sub. Notes, Series B
      9.125% 07/15/07                                    350            370,125
    LDM Technologies, Inc.
      144A Sr. Sub. Notes, Series B
      10.750% 01/05/07                                   400            401,000
    Oxford Automotive, Inc.
      Gtd. Sr. Sub. Notes
      10.125% 06/15/07                                   500            517,500
    Oxford Automotive, Inc.
      Sr. Sub. Notes
      10.125% 06/15/07                                   300            310,500
    Safelite Glass Corp.
      Sr. Sub. Notes
      9.875% 12/15/06                                    350            329,000


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Automotive (cont'd)
    Titan Wheel International, Inc.
      Sr. Sub. Notes
      8.750% 04/01/07                                 $  250       $    234,375
                                                                   ------------
                                                                      5,346,000
                                                                   ------------
Broadcasting (4.9%)
    Allbritton Communications Company
      Sr. Sub. Notes, Series B
      8.875% 02/01/08                                    250            256,250
      9.750% 11/30/07                                    250            268,750
    American Radio Systems Corp.
      Gtd. Sr. Sub. Notes
      9.000% 02/01/06                                    250            272,500
    Australis Holdings Pty. Ltd.
      144A Yankee Sr. Secured
      Discount Notes
      15.000% 11/01/02                                   294              2,940
    Australis Media Ltd.
      Yankee Gtd. Sr. Sub.
      Discount Notes
      15.750% 05/15/03+                                    8                 60
      15.750% 05/15/03                                   900              6,750
    Big City Radio, Inc.,
      144A Sr. Bonds
      11.250% 03/15/05+                                  750            528,750
    Capstar Broadcasting, Inc.
      Sr. Sub. Discount Notes
      12.750% 02/01/09+                                  500            423,125
    Chancellor Media Corp.
      Sr. Sub. Notes
      9.375% 10/01/04                                    250            264,375
      144A Sr. Notes
      8.000% 11/01/08                                    350            371,000
    Citadel Broadcasting Co.
      144A Sr. Sub. Notes
      9.250% 11/15/08                                    750            801,562
    Emmis Communications Corp.,
      144A Sr. Sub. Notes
      8.125% 03/15/09                                    500            501,250
    Granite Broadcasting Corp.
      144A Sr. Sub Notes
      8.875% 05/15/08                                    250            248,125
      Sr. Sub. Notes
      9.375% 12/01/05                                    450            460,125


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------

CORPORATE BONDS (cont'd)
Broadcasting (cont'd)
    Jacor Communications Co.
      Sr. Sub. Notes
      9.750% 12/15/06                                 $  250       $    278,125
    Pegasus Communications Corp.
      Sr. Notes, Series B
      9.625% 10/15/05                                    250            258,750
    Sinclair Broadcast Group
      Sr. Sub. Notes
      10.000% 09/30/05                                   400            423,000
    Spanish Broadcasting System, Inc.
      144A Sr. Notes
      11.000% 03/15/04                                   300            322,875
    TCI Satellite
      144A Sr. Discount Notes
      12.250% 02/15/07+                                  200            106,500
      144A Sr. Sub. Notes
      10.875% 02/15/07                                   350            259,000
    United International Holdings,
      144A Sr. Discount Notes
      10.750% 02/15/08+                                1,000            652,500
    Young Broadcasting, Inc.
      Gtd. Sr. Sub. Notes, Series B
      9.000% 01/15/06                                    250            257,812
                                                                   ------------
                                                                      6,964,124
                                                                   ------------
Business Services (0.9%)
    Big Flower Press Holdings, Inc.
      Sr. Sub. Notes $
      8.625% 12/01/08                                    500            510,625
    Iron Mountain, Inc.
      144A Sr. Notes
      8.750% 09/30/09                                    500            516,875
    U.S. Office Products Co.
      144A Sr. Sub. Notes
      9.750% 06/15/08                                    400            287,500
                                                                   ------------
                                                                      1,315,000
                                                                   ------------
Cable (11.1%)
    Adelphia Communications Corp.
      Sr. Notes, Series B
      10.500% 07/15/04                                   400            446,000
    Avalon Cable Holdings
      Sr. Discount Notes
      11.875% 12/01/08                                   500            310,000


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Cable (cont'd)
    Avalon Cable of Michigan, Inc.
      Sr. Sub. Notes
      9.375% 12/01/08                                 $  650       $    687,375
    Century Communications,
      Sr. Discount Notes, Series B
      0.000% 01/15/08                                  1,000            533,750
    Charter Communications
      Southeast, L.P.
      Sr. Notes, Series B
      11.250% 03/15/06                                   900          1,037,250
    Classic Cable
      Sr. Sub. Notes
      9.875% 08/01/08                                    500            526,250
    Coaxial Communications, Inc.
      Phoenix Associates Co.
      Gtd. Notes
      10.000% 08/15/06                                   450            474,750
    Coaxial L.L.C.
      144A Co. Gtd.
      12.875% 08/15/08+                                  400            246,000
    Comcast U.K. Cable Partners Ltd.,
      Yankee Sr. Debentures
      11.200% 11/15/07+                                  750            661,875
    CSC Holdings,
      Sr. Debentures
      9.875% 02/15/13                                    500            556,250
    Diamond Cable Communications plc
      Sr. Discount Notes
      11.750% 12/15/05+                                  500            435,000
    DIVA Systems Corp.
      12.625% 03/01/08                                 2,527            767,576
    Echostar DBS Corp.
      144A Sr. Notes
      9.375% 02/01/09                                    500            503,750
    Falcon Holding Group L.P./Falcon
      Funding Corp.
      144A Debentures
      9.285% 04/15/10+                                   500            351,250
      8.375% 04/15/10                                    400            412,000
    Frontiervision Holdings L.P.
      Sr. Discount Notes
      11.875% 09/15/07+                                  500            435,000
    Galaxy Telecom L.P.
      Sr. Sub. Notes
      12.375% 10/01/05                                   400            448,500



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Cable (cont'd)
    Golden Sky Systems, Inc.
      144A Sr. Discount Notes
      13.500% 03/01/07+                               $  750       $    405,000
    Hellcon Group L.P.
      Sr. Secured
      Notes, Series B
      11.000% 11/01/03                                   500            523,125
    International CableTel, Inc.
      Sr. Deferred Coupon Notes,
      Series A
      12.750% 04/15/05+                                  750            712,500
    James Cable Partners L.P./ James
      Cable Finance Corp.
      Sr. Notes, Series B
      10.750% 08/15/04                                   650            688,187
    Jones Intercable, Inc.
      Sr. Notes
      7.625% 04/15/08                                    500            536,250
    Lenfest Communications, Inc.
      Sr. Notes
      8.375% 11/01/05                                    300            329,250
    Marcus Cable L.P.
      Sr. Discount Notes
      14.250% 12/15/05+                                  650            640,250
    Mediacom L.L.C. Capital
      144A Sr. Notes
      7.875% 02/15/11                                    300            295,500
    Metromedia Fiber Network
      144A Sr. Notes
      10.000% 11/15/08                                   500            525,000
    Northland Cable Television,
      144A Sr. Sub. Notes
      10.250% 11/15/07                                   600            637,500
    Rifkin Acquisition Partners L.P.
      Sr. Sub. Notes
      11.125% 01/15/06                                   500            569,375
    Rogers Communications, Inc.
      Yankee Sr. Notes
      9.125% 01/15/06                                    550            576,125
    Telewest Communications
      Group plc
      Yankee Sr. Discount Debentures
      11.000% 10/01/07+                                  700            610,750
                                                                   ------------
                                                                     15,881,388
                                                                   ------------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Cellular/Wireless Communications (2.0%)
    Centennial Cellular Corp.
      144A Sr. Sub. Notes
      10.750% 12/15/08                                $  500       $    537,500
    Comcast Cellular Holding, Inc.
      Sr. Notes, Series B
      9.500% 05/01/07                                    500            570,625
    Dobson Communications
      144A Sr. Notes
      11.750% 04/15/07                                   250            267,812
    Microcell Telecommunications, Inc.
      Yankee Sr. Discount Notes,
      Series B
      14.000% 06/01/06+                                  500            398,125
    Nextel Communications, Inc.
      Sr. Discount Notes
      9.750% 08/15/04                                    500            508,750
    Sprint Spectrum L.P./Sprint
      Spectrum Finance Corp.
      Sr. Notes
      11.000% 08/15/06                                   500            578,750
                                                                   ------------
                                                                      2,861,562
                                                                   ------------
Chemicals (1.8%)
    ClimaChem, Inc.
      Notes, Series B
      10.750% 12/01/07                                   500            508,125
    Huntsman Corp.
      144A Sr. Sub. Notes
      9.500% 07/01/07                                    600            608,250
    Philipp Brothers Chemicals, Inc.
      Co. Gtd. Sr. Notes
      9.875% 06/01/08                                    450            437,062
    Pioneer Americas Acquistics Corp.
      Gtd. Sr. Secured Notes, Series B
      9.250% 06/15/07                                    250            173,437
    Radnor Holdings Corp.
      Sr. Notes, Series B
      10.000% 12/01/03                                   500            515,625
    Sterling Chemical Holdings, Inc.
      Sr. Secured Discount Notes
      13.500% 08/15/08+                                  700            280,000
                                                                   ------------
                                                                      2,522,499
                                                                   ------------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Computers, Software & Services (0.4%)
    Verio, Inc. 144A Units
      13.500% 06/15/04                                $  350       $    382,812
      Sr. Notes
      10.375% 04/01/05                                   200            206,750
                                                                   ------------
                                                                        589,562
                                                                   ------------
Construction & Building Materials (2.0%)
    Collins & Aikman
      Floorcoverings, Inc.
      Sr. Sub. Notes, Series B
      10.000% 01/15/07                                   500            526,875
    D.R. Horton, Inc.
      Sr. Notes
      8.000% 02/01/09                                    500            498,125
    Koppers Industry, Inc.
      Sr. Sub. Notes
      9.875% 12/01/07                                    250            250,937
    Omega Cabinets, Ltd.
      Sr. Sub. Notes
      10.500% 06/15/07                                   400            385,000
    Southdown, Inc.
      Sr. Sub. Notes, Series B
      10.000% 03/01/06                                   500            551,250
    Uniforet, Inc.
      Yankee Gtd. Sr. Notes
      11.125% 10/15/06                                   500            355,000
    Waxman Industries, Inc.
      Sr. Notes,
      Series B
      12.750% 06/01/04+                                  600            312,000
                                                                   ------------
                                                                      2,879,187
                                                                   ------------
Consumer Products & Services (3.1%)
    Coinstar, Inc.
      Sr. Discount Notes
      13.000% 10/01/06+                                  525            460,687
    Drypers Corp.
      Sr. Notes, Series B
      10.250% 06/15/07                                   250            235,000
    Group Maintenance America Corp.
      144ASr. Sub. Notes
      9.750% 01/15/09                                    500            513,750
    Holmes Products Corp.
      144A Sr. Sub. Notes
      9.875% 11/15/07                                    500            481,875



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------

CORPORATE BONDS (cont'd)
Consumer Products & Services (cont'd)
    Hosiery Corp. of America, Inc.
      Sr. Sub. Notes
      13.750% 08/01/02                                $  400       $    431,500
    Packaged Ice, Inc.
      144A Gtd. Sr. Notes
      9.750% 02/01/05                                    500            511,875
    Signature Brands USA, Inc.
      Sr. Sub. Notes
      13.000% 08/15/02                                   250            276,875
    The Scotts Co.
      144A Sr. Sub. Notes
      8.625% 01/15/09                                    300            309,000
    United Rentals, Inc.
      144A Sr. Sub. Notes
      9.250% 01/15/09                                    500            519,375
    Werner Holdings Co., Inc.
      Gtd. Sr. Sub. Notes, Series A
      10.000% 11/15/07                                   500            503,750
    Worldtex, Inc.
      144A Sr. Notes
      9.625% 12/15/07                                    250            216,875
                                                                   ------------
                                                                      4,460,562
                                                                   ------------
Utilities (0.4%)
    Integrated Electric Services, Inc.
      144A Sr. Sub. Notes
      9.375% 02/01/09                                    500            508,750
                                                                   ------------
Electronics (1.0%)
    Ampex Corp.
      144A Sr. Notes
      12.000% 03/15/03                                   500            520,000
    Elgar Holdings Inc.,
      144A Gtd. Sr. Notes
      9.875% 02/01/08                                    500            422,500
    Unisys Corporation
      Sr. Notes, Series B
      12.000% 04/15/03                                   400            446,000
                                                                   ------------
                                                                      1,388,500
                                                                   ------------
Energy (4.3%)
    Abraxas Petroleum, Inc. and
      Canadian Abraxas Petroleum Limited,
      Gtd. Sr. Notes,  Series D
      11.500% 11/01/04                                   500            260,000


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Energy (cont'd)
    AEI Resources, Inc.
      144A Sr. Sub. Notes
      11.500% 12/15/06                                $  400       $    394,500
    Bellwether Exploration Co.
      Gtd. Sr. Sub. Notes
      10.875% 04/01/07                                   250            242,812
    Cliffs Drilling Company
      Gtd. Sr. Notes, Series D
      10.250% 05/15/03                                   350            356,562
    CMS Energy Corp.
      Medium Term Notes
        6.750% 01/15/04                                  650            633,750
      Sr. Notes
        7.500% 01/15/09                                  500            500,000
    Dailey International, Inc.
      Gtd. Sr. Notes, Series B
      9.500% 02/15/08                                    400            200,500
    Eagle Geophysical, Inc. Co.
      Gtd.
      10.750% 07/15/08                                   500            289,375
    Forcenergy, Inc.
      Sr. Sub. Notes
      9.500% 11/01/06                                    250             90,000
      8.500% 02/15/07                                    250             91,875
    HS Resources, Inc.
      Sr. Sub. Notes
        9.250% 11/15/06                                  400            379,500
      Gtd. Sr. Sub. Notes
        9.250% 11/15/06                                  100             94,875
    KCS Energy Inc.
      Gtd. Sr. Sub. Notes
      8.875% 01/15/08                                    250             87,500
    Kelley Oil & Gas Corp.
      Gtd. Sr. Sub. Notes
      10.375% 10/15/06                                   500            320,000
    Key Energy Services, Inc.
      144A Units
      14.000% 01/15/09                                   750            751,875
    Nuevo Energy Company
      Gtd.Sr. Sub. Notes
      9.500% 04/15/06                                    250            232,187
    Plains Resources, Inc.
      Gtd. Sr. Sub. Notes, Series B
      10.250% 03/15/06                                   250            253,125


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Energy (cont'd)
    Pogo Producing Co.
      Sr. Sub. Notes, Cl.B
      8.750% 05/15/07                                 $  500       $    451,250
    Pride Petroleum Services, Inc.
      Sr. Notes
      9.375% 05/01/07                                    300            281,625
    Southwest Royalties, Inc.
      Gtd. Sr. Notes, Series B
      10.500% 10/15/04                                   300            132,750
    Wiser Oil Co.
      Gtd. Sr. Sub. Notes
      9.500% 05/15/07                                    250            150,000
                                                                   ------------
                                                                      6,194,061
                                                                   ------------
Entertainment (3.6%)
    Ackerley Group, Inc.
      Sr. Sub. Notes
      9.000% 01/15/09                                    500            520,000
    AMC Entertainment, Inc.
      Sr. Sub. Notes
      9.500% 03/15/09                                    500            491,250
    American Skiing Co.
      Sr. Sub. Notes, Series B
      12.000% 07/15/06                                   400            397,000
    AMF Bowling Worldwide, Inc.
      Gtd. Sr. Discount Notes
      12.250% 03/15/06+                                  350            282,625
      Sr. Discount Notes, Series B
      10.875% 03/15/06                                   459            263,925
    Booth Creek Ski Holdings, Inc.
      Gtd. Sr. Notes, Series B
      12.500% 03/15/07                                   400            389,500
    Imax Corp. Sr. Notes
      7.875% 12/01/05                                    500            491,875
    KSL Recreation Group, Inc.
      Sr. Sub. Notes
      10.250% 05/01/07                                   500            501,250
    Premier Parks Inc.
      Sr. Notes
      9.250% 04/01/06                                    250            262,187
    Premier Parks, Inc.
      Gtd. Sr. Notes
      9.750% 01/15/07                                    250            271,250


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Entertainment (cont'd)
    Regal Cinemas, Inc.
      144A Sr. Sub. Notes
      8.875% 12/15/10                                 $  750       $    725,625
    SFX Entertainment, Inc.
      Sr. Sub. Notes
      9.125% 12/01/08                                    500            506,250
                                                                   ------------
                                                                      5,102,737
                                                                   ------------
Environmental Services (0.3%)
    First Wave Marine
      Sr. Notes
      11.000% 02/01/08                                   500            471,250
                                                                   ------------
Financial Services (0.7%)
    DVI, Inc.
      Sr. Notes
      9.875% 02/01/04                                    500            489,375
    Oglebay Norton Co.
      144A Sr. Sub. Notes
      10.000% 02/01/09                                   500            486,875
                                                                   ------------
                                                                        976,250
                                                                    ------------
Food & Beverage (4.1%)
    Agrilink Foods, Inc.
      Sr. Sub. Notes
      11.875% 11/01/08                                   500            536,250
    AmeriServ Food Distribution, Inc.
      Gtd. Sr. Notes
      8.875% 10/15/06                                    500            466,250
    Archibald Candy Corp.
      Gtd. Sr. Secured Notes
      10.250% 07/01/04                                   300            306,000
      10.250% 07/01/04                                   250            255,000
    BGF Industries, Inc.
      144A Sr. Sub. Notes
      10.250% 01/15/09                                   500            506,250
    Delta Beverage Group, Inc.
      Sr. Notes
      9.750% 12/15/03                                    250            265,312
    Eagle Family Foods, Inc.
      Sr. Sub. Notes
      8.750% 01/15/08                                    600            576,750
    Fleming Companies, Inc.
      Sr. Gtd. Sub. Notes, Series B
      10.500% 12/01/04                                   150            142,312


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Food & Beverage (cont'd)
    International Home Foods, Inc.
      Gtd. Sr. Sub. Notes
      10.375% 11/01/06                                $  250       $    269,062
    Luigino's, Inc.
      144A Sr. Sub. Notes
      10.000% 02/01/06                                   500            500,625
    Mrs. Fields' Holding Co., Inc.
      144A Units
      14.000% 12/01/05+                                  200            111,500
    Mrs. Fields' Original Cookies Inc.
      Gtd. Sr. Notes, Series B
        10.125% 12/01/04                                 150            144,375
      144A Gtd. Sr. Notes, Series A
        10.125% 12/01/04                                 350            336,875
    National Wine & Spirits
      Holding Corp.
      144A Sr. Notes
        10.125% 01/15/09                                 500            513,750
    New World Pasta Co.
      144A Sr. Sub. Notes
      9.250% 02/15/09                                    500            507,500
    Premium Standard Farm, Inc.
      Sr. Secured Notes
      11.000% 09/17/03                                   450            461,250
                                                                   ------------
                                                                      5,899,061
                                                                   ------------
Health Care (2.3%)
    Beverly Enterprises, Inc.
      Gtd. Sr. Notes
      9.000% 02/15/06                                    400            403,500
    Fountain View, Inc. Co.
      Gtd.
      11.250% 04/15/08                                   500            438,750
    Genesis Health Ventures
      144A Sr. Sub. Notes
      9.875% 01/15/09                                    500            417,500
    InSight Health Services, Inc. Co.
      Gtd. Sr. Notes
      9.625% 06/15/08                                    400            391,000
    Integrated Health Services, Inc.
      Sr. Sub. Notes, Series A
      9.500% 09/15/07                                    250            190,000
    Oxford Health Plans, Inc.
      144A Sr. Notes
      11.000% 05/15/05                                   400            407,000


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Health Care (cont'd)
    Paracelsus Healthcare Corp.
      Sr. Sub. Notes
      10.000% 08/15/06                                $  250       $    213,437
    Quest Diagnostic, Inc.
      Sr. Sub. Notes
      10.750% 12/15/06                                   500            554,375
    Tenet Healthcare Corp.
      Sr. Sub. Notes
      8.625% 01/15/07                                    250            256,250
                                                                   ------------
                                                                      3,271,812
                                                                   ------------
Industrial Goods & Materials (3.0%)
    Advanced Glass Fiber Yarns
      144A Sr. Sub. Notes
      9.875% 01/15/09                                    500            506,250
    Anchor Lamina, Inc./Anchor
      Lamina America, Inc.
      144A Sr. Sub. Notes
      9.875% 02/01/08                                    500            475,000
    Golden Ocean Group Ltd.,
      144A Gtd. Sr. Notes
      10.000% 08/31/01                                   657            170,820
    International Utility Structures, Inc.
      144A Sr. Sub. Notes
      13.000% 02/01/08                                   395            370,313
    Jordan Industries, Inc.
      Sr. Notes
      10.375% 08/01/07                                   500            509,375
    MMI Products, Inc.
      144A Sr. Sub. Notes, Series B
      11.250% 04/15/07                                   500            538,750
    Morris Materials Handling, Inc.
      144A Sr. Notes
      9.500% 04/01/08                                    250            148,125
    Motors & Gears, Inc.
      Sr. Notes, Series D
      10.750% 11/15/06                                   500            513,125
    Russell Stanley Holdings, Inc.
      Sr. Sub. Notes
      10.875% 02/15/09                                   500            495,000
    Thermadyne Holdings Corp.
      Sr. Discount Debentures
      12.500% 06/01/08+                                  250            121,250



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------

CORPORATE BONDS (cont'd)
Industrial Goods & Materials (cont'd)
    World Color Press, Inc.
      Sr. Sub. Notes
      8.375% 11/15/08                                 $  500       $    511,875
                                                                   ------------
                                                                      4,359,883
                                                                   ------------
Leisure & Entertainment (0.4%)
    Hollywood Park, Inc.
      144A Sr. Sub. Notes
      9.250% 02/15/07                                    500            499,375
                                                                   ------------
Metals & Mining (2.4%)
    Bayou Steel Corp. Co.
      Gtd.
      9.500% 05/15/08                                    500            483,750
    Golden Northwest Aluminum
      First Mortgage Notes
      12.000% 12/15/06                                   400            407,500
    Gulf States Steel, Inc.
      First Mortgage Notes
      13.500% 04/15/03                                   200             48,500
    Haynes International, Inc.
      Sr. Notes
      11.625% 09/01/04                                   500            424,375
    Ivaco, Inc. Yankee
      Sr. Notes
      11.500% 09/15/05                                   250            260,625
    Kaiser Aluminum and
      Chemical, Inc.
      144A Sr. Notes
      10.875% 10/15/06                                   250            254,375
    Metallurg, Inc.
      Sr. Notes
      11.000% 12/01/07                                   500            457,500
    NS Group, Inc.
      Gtd. Sr. Secured Notes
      13.500% 07/15/03                                   240            258,600
    Weirton Steel Corporation
      Sr. Notes
      11.375% 07/01/04                                   350            329,000
    WHX Corp.
      Sr. Exchange Notes
      10.500% 04/15/05                                   500            476,250
                                                                   ------------
                                                                      3,400,475
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Office Equipment & Supplies (0.2%)
    Knoll, Inc.
      Sr. Sub. Notes
      10.875% 03/15/06                                $  325       $    358,719
                                                                   ------------
Packaging & Containers (0.9%)
    BPC Holding Corporation
      Sr. Secured Notes, Series B
      12.500% 06/15/06                                   500            527,500
    Crown Packaging Enterprises Ltd.
      Yankee Sr. Secured Discount Notes
      14.000% 08/01/06+                                  775              8,719
    Four M Corp.
      Gtd. Sr. Secured Notes,
      Series B
      12.000% 06/01/06                                   250            191,250
    Plastic Containers, Inc.
      Sr. Secured Notes, Series B
      10.000% 12/15/06                                   250            262,813
    Stone Container Finance Co.
      Yankee Gtd. Sr. Notes
      11.500% 08/15/06                                   250            251,875
                                                                   ------------
                                                                      1,242,157
                                                                   ------------
Paper & Forest Products (2.7%)
    Ainsworth Lumber Co. Ltd.
      Yankee Sr. Secured PIK Notes
      12.500% 07/15/07                                   400            399,000
    Bear Island Paper Company, L.L.C./
      Bear Island Finance Company II
      Sr. Secured Notes, Series B
      10.000% 12/01/07                                   400            398,500
    Crown Paper Co.
      Sr. Sub. Notes
      11.000% 09/01/05                                   400            314,000
    Gaylord Container Corp.
      Sr. Notes
      9.375% 06/15/07                                    600            559,500
    MAXXAM Group Holdings, Inc.
      144A Sr. Secured Notes,
      Series B
      12.000% 08/01/03                                   400            405,500
    Printpack, Inc.
      Sr. Sub. Notes, Series B
      10.625% 08/15/06                                   450            433,125



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Paper & Forest Products (cont'd)
    Repap New Brunswick
      Sr. Yankee Notes
      10.625% 04/15/05                                $  700       $    528,500
    S.D. Warren Co.
      Sr. Sub. Notes
      12.000% 12/15/04                                   500            543,125
    Specialty Paperboard, Inc.
      144A Sr. Notes
      9.375% 10/15/06                                    250            255,000
                                                                   ------------
                                                                      3,836,250
                                                                   ------------
Pharmaceuticals (0.3%)
    ICN Pharmaceutical, Inc.
      144A Sr. Notes
      8.750% 11/15/08                                    500            502,500
                                                                   ------------
Publishing & Information Services (2.7%)
    Gray Communications Systems
      Gtd. Sr. Sub. Notes
      10.625% 10/01/06                                   200            215,500
    Hollinger International Publishing Inc.
      Sr. Sub. Notes
      9.250% 03/15/07                                    250            268,125
    InterAct Systems, Inc.
      144A Sr. Discount Notes
      14.000% 08/01/03+                                  700            280,000
    Liberty Group Publishing, Inc.
      Sr. Discount Debentures
      11.625% 02/01/09+                                  300            161,250
    Mailwell Corp.
      144A Sr. Sub. Notes
      8.750% 12/15/08                                    400            410,000
    Mentus Media Corp.
      144A Sr. Secured Notes
      12.000% 02/01/03                                   558            544,050
    Nebraska Book Co.,
      144A Sr. Sub. Notes
      8.750% 02/15/08                                    500            479,375
    Phoenix Color Corp.
      144A Sr. Sub. Notes
      10.375% 02/01/09                                  4500            506,250
    Sun Media Corp.
      Yankee Sr. Sub. Notes
      9.500% 02/15/07                                    194            214,855
      9.500% 05/15/07                                     65             71,988


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Publishing & Information Services (cont'd)
    Tri-State Outdoor Media Group, Inc.
      144A Sr. Notes
      11.000% 05/15/08                                $  500       $    514,375
    TV Guide, Inc.
      144A Sr. Sub. Notes
      8.125% 03/01/09                                    275            273,281
                                                                   ------------
                                                                      3,939,049
                                                                   ------------
Real Estate (0.8%)
    HMH Properties, Inc.
      Gtd. Sr. Notes
      8.450% 12/01/08                                    300            297,750
    Host Marriott Hotel Properties
      Sr. Notes
      7.875% 08/01/05                                    400            388,000
    Intrawest Corp.
      Yankee Sr. Notes
      9.750% 08/15/08                                    500            509,375
                                                                   ------------
                                                                      1,195,125
                                                                   ------------
Restaurants, Hotels & Gaming (8.9%)
    AFC Enterprises
      Sr. Sub. Notes
      10.250% 05/15/07                                   400            423,000
    American Restaurant Group, Inc.
      144A Sr. Notes
      11.500% 02/15/03                                   500            451,875
    AmeriKing, Inc.
      Gtd. Sr. Notes
      10.750% 12/01/06                                   400            422,000
    Ameristar Casinos, Inc.
      Gtd. Sr. Sub. Notes, Series B
      10.500% 08/01/04                                   500            473,750
    Argosy Gaming Co.
      Sub. Notes
      12.000% 06/01/01                                   524            524,655
    CapStar Hotel Co.,
      144A Sr. Sub. Notes
      8.750% 08/15/07                                    250            243,125
    Carrols Corp.
      144A Sr. Sub. Notes
      9.500% 12/01/08                                    500            510,000



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Restaurants, Hotels & Gaming (cont'd)
    Casino America, Inc.
      Gtd. Sr. Notes
      12.500% 08/01/03                                $  500       $    561,875
    Casino Magic of Louisiana Corp.
      Gtd. First Mortgage Notes,
      Series B
      13.000% 08/15/03                                   600            674,250
    Circus Circus Enterprise
      Sr. Sub. Notes
      9.250% 12/01/05                                    700            713,125
    Coast Hotels and Casinos, Inc.
      Gtd. First Mortgage Notes,
      Series B
      13.000% 12/15/02                                   350            411,688
    Hard Rock Hotel, Inc.
      144A Sr. Sub. Notes
      9.250% 04/01/05                                    600            600,750
    Harrahs Operating Co. Inc. Co.
      Gtd.
      7.875% 12/15/05                                    500            500,000
    Harvey Casino Resorts
      Sr. Sub. Notes
      10.625% 06/01/06                                   500            530,000
    Horseshoe Gaming L.L.C.
      Gtd. Sr. Sub. Notes, Series B
      9.375% 06/15/07                                    500            510,000
    Louisiana Casino Cruises, Inc.
      144A Secured Notes
      11.000% 12/01/05                                   500            504,375
    Mohegan Tribal Gaming Authority
      Sr. Secured Notes, Series B
      13.500% 11/15/02                                   400            480,000
      144A Sr. Sub. Notes
      8.750% 01/01/09                                    400            408,500
    Park Place Entertainment
      144A Sr. Sub. Notes
      7.875% 12/15/05                                    250            245,625
    Players International, Inc.
      Sr. Notes
      10.875% 04/15/05                                   250            268,750
    Prime Hospitality Corp.
      Secured First Mortgage Notes
      9.250% 01/15/06                                    250            259,063


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Restaurants, Hotels & Gaming (cont'd)
    Red Roof Inns, Inc.
      Sr. Exchange Notes
      9.625% 12/15/03                                 $  250       $    249,688
    Rio Hotel & Casino, Inc.
      Sr. Sub. Notes
      10.625% 07/15/05                                   300            325,125
    Showboat Marina Casino
      Partnership/Showboat Marine
      First Mortgage Notes, Series B
      13.500% 03/15/03                                   450            521,438
    Station Casinos, Inc.
      Sr. Sub. Notes
      10.125% 03/15/06                                   500            527,500
    Sun International Hotels Ltd.
      Yankee Gtd. Sr. Sub. Notes
      9.000% 03/15/07                                    400            419,500
    The Majestic Star Casino L.L.C.
      Sr. Secured Notes
      12.750% 05/15/03                                   500            535,000
    Waterford Gaming L.L.C./
      Waterford Gaming Finance Corp.
      144A Sr. Notes
      12.750% 11/15/03                                   473            532,125
                                                                   ------------
                                                                     12,826,782
                                                                   ------------
Retail Trade (3.1%)
    Advance Holding Corp
      Sr. Discount
      Debentures, Series B
      12.875% 04/15/09+                                  500            306,250
    County Seat Stores, Inc.
      144A Units
      12.750% 11/01/04                                   500            255,000
    Finlay Enterprises, Inc.
      Sr. Secured
      Debentures
      9.000% 05/01/08                                    250            231,875
    HMV Media Group plc,
      Sr. Sub. Notes
      10.250% 05/15/08                                   500            508,750
    Jackson Products, Inc. Co.
      Gtd. Notes
      9.500% 04/15/05                                    500            498,750


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Retail Trade (cont'd)
    Jitney-Jungle Stores of America, Inc.
      Gtd. Sr. Notes
      12.000% 03/01/06                                $  250       $    277,500
    K Mart Corp. Debentures
      7.750% 10/01/12                                    600            596,250
    Pantry, Inc.
      Sr. Sub. Notes
      10.250% 10/15/07                                   250            260,938
    Pathmark Stores,
      Sr. Sub Notes
      9.625% 05/01/03                                    500            504,375
    Pueblo Xtra International, Inc.
      Sr. Notes
      9.500% 08/01/03                                    400            382,500
    Randall's Food Markets, Inc.
      Sr. Sub. Notes, Series B
      9.375% 07/01/07                                    600            649,500
                                                                   ------------
                                                                      4,471,688
                                                                    ------------
Telecommunications (18.8%)
    Bresnan Communications Co.
      144A Sr. Discount Notes
      9.250% 02/01/09+                                 1,000            662,500
      144A Sr. Notes
      8.000% 02/01/09                                    250            253,125
    Carrier1
      144A Units
      13.250% 02/15/09                                   500            500,000
    Classic Communications Units
      13.250% 08/01/09+                                1,000            660,000
    Clearnet Communications, Inc.
      Sr. Discount Notes
      14.750% 12/15/05+                                1,000            891,250
    Completel Europe NV Unit
      14.000% 02/15/09+                                1,000            508,540
    Dobson Sygnet Communications
      Sr. Notes
      12.250% 12/15/08                                   500            538,125
    DTI Holdings, Inc.
      144A Sr. Discount Notes
      12.500% 03/01/08+                                  600            148,500
    E Spire Communications
      Sr. Discount Notes
      13.000% 11/01/05+                                  700            527,625


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    Focal Communications Corp.,
      144A Sr. Discount Notes
      12.125% 02/15/08                                $  550       $    275,000
    Global Crossing Holdings, Ltd.
      9.625% 05/15/08                                    150            157,500
    Globalstar L.P./Globalstar Capital
      Corp. 144A Sr. Notes
      10.750% 11/01/04                                   100             64,250
    Globix Corp. Sr Regulated Notes
      13.000% 05/01/05                                   600            557,250
    GST Equipment Funding
      144A Sr. Secured Exchange Notes
      13.250% 05/01/07                                   250            252,500
    GST USA, Inc.
      Gtd. Sr. Discount Exchange Notes
      13.875% 12/15/05+                                  500            356,875
    Hyperion Telecommunications, Inc.
      Sr. Discount Notes, Series B
      13.000% 04/15/03+                                  500            390,000
    Hyperion Telecommunications, Inc.
      Sr. Notes, Series B
      12.250% 09/01/04                                   250            267,500
    ICG Services, Inc.
      144A Sr. Discount Notes
      10.000% 02/15/08+                                  500            268,750
    Intelcom Group (U.S.A.), Inc.
      Gtd. Sr. Exchangeable
      Discount Notes
      12.500% 05/01/06                                   800            609,000
    Intermedia Communications, Inc.
      Sr. Discount Notes
      11.250% 07/15/07+                                1,000            696,250
    International Cabletel, Inc.
      Sr. Notes
      11.500% 02/01/06+                                  415            357,938
    Iridium L.L.C. Capital Corp.
      144A Sr. Notes
      11.250% 07/15/05                                   350            266,875
    ITC DeltaCom, Inc.
      Sr. Notes
      11.000% 06/01/07                                   163            178,485
    IXC Communications, Inc.
      Sr. Sub. Notes
      9.000% 04/15/08                                    600            636,000



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    Jordan Telecommunications Products, Inc.
      Sr. Discount Notes, Series B
        11.750% 08/01/07+                             $  400         $  324,000
      Sr. Notes
        9.875% 08/01/07                                  250            251,563
    KMC Telecom Holdings, Inc.
      Sr. Discount Notes
      12.500% 02/15/08+                                  500            267,500
    Level 3 Communications, Inc.
      Gtd. Sr. Sub. Notes
        8.500% 05/15/08                                  250            260,938
        8.000% 08/01/08                                  250            255,625
      Sr. Discount Notes
        10.500% 12/01/08+                              1,000            575,000
    Logix Communications Enterprises
      Sr. Notes
      12.250% 06/15/08                                   400            365,000
    McCaw International Ltd.
      144A Units
      13.000% 04/15/07+                                  500            275,000
    McleodUSA, Inc.
      144A Sr. Notes
        8.125% 02/15/09                                  500            496,250
      Sr. Notes
        9.250% 07/15/07                                  300            318,000
      Sr. Discount Notes
        10.500% 03/01/07+                                600            471,000
    MDC Communications Corp.
      Sr. Sub. Notes
      10.500% 12/01/06                                   500            505,000
    MetroNet Communications Corp.
      Sr. Discount Notes
        10.750% 11/01/07+                                400            288,000
      Sr. Notes
        12.000% 08/15/07                                 400            452,000
    MJD Communications, Inc.
      Sr. Sub. Notes
      9.500% 05/01/08                                    250            253,438
    Nextel Partners, Inc.
      144A Sr. Discount Notes
      14.000% 02/01/09+                                1,000            520,000



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    NEXTLINK Communications, Inc.
      144A Sr. Notes
        10.750% 11/15/08                              $  250       $    259,375
      Sr. Discount Notes
        9.450% 04/15/08+                                 500            296,250
    NEXTLINK Communications,
      L.L.C./NEXTLINK Capital, Inc.
      Sr. Notes
        12.500% 04/15/06                                 250            273,125
    NTL, Inc.
      144A Sr. Notes
      10.000% 02/15/07                                   250            266,875
    Optel, Inc.
      Sr. Notes
      11.500% 07/01/08                                   350            342,125
    Orbital Imaging Corp.,
      144A Units
      11.625% 03/01/05                                   500            501,875
    Orion Network Systems, Inc.
      Gtd. Sr. Notes
      11.250% 01/15/07                                   300            291,000
    Pac-West Telecomm, Inc.
      144A Sr. Notes
      13.500% 02/01/09                                   250            250,625
    Pagemart Nationwide, Inc.
      Sr. Discount Notes
      15.000% 02/01/05+                                  750            636,563
    Pegasus Communications, Inc.
      Sr. Notes
      9.750% 12/01/06                                    500            523,750
    PLD Telekom, Inc.
      144A Sub. Notes
      9.000% 06/01/06                                    230            117,300
    PLD Telekom, Inc.
      Yankee Co. Gtd. Notes
      14.000% 06/01/04                                 1,010            606,000
    Price Comm Wireless, Inc.
      144A Sr. Sub. Notes
      11.750% 07/15/07                                   250            277,500
    Price Communications Cellular
      Holdings Sr. PIK Notes
      11.250% 08/15/08                                   250            238,125



                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    Primus Telecommunications Group, Inc.
      144A Sr. Notes
      11.250% 01/15/09                                $  800       $    810,000
    PSINET, Inc.
      144A Sr. Notes
      11.500% 11/01/08                                   500            560,000
    Qwest Communications International, Inc.
      Sr. Discount Notes
        9.470% 10/15/07+                                 750            599,063
      Sr. Notes, Series B
        10.875% 04/01/07                                 130            150,963
    RCN Corp.
      Sr. Notes, Series B
        10.000% 10/15/07                                 400            385,000
      Sr. Discount Notes, Series B
        11.125% 10/15/07+                                250            146,875
         9.800% 02/15/08+                                300            162,000
    Rhythms Netconnections
      Sr. Discount Notes
      13.500% 05/15/08+                                  850            425,000
    Rsl Communications plc
      10.500% 11/15/08                                   400            411,000
    Salem Communications Corp.
      144A Co. Gtd., Series B
      9.500% 10/01/07                                    250            266,875
    Startec Global Communications, Inc.
      Sr. Notes
      12.000% 05/15/08                                   400            350,000
    Supercanal Holdings S.A.,
      144A Bonds
      11.500% 05/15/05                                   250            118,125
    Telewest Communications plc
      Debentures
      9.625% 10/01/06                                    250            267,500
    Teligent Inc.
      Sr. Notes
      11.500% 12/01/07                                   250            237,500
    Time Warner Telecom L.L.C.
      and Time Warner Telecom Inc.,
      Sr. Notes
      9.750% 07/15/08                                    500            540,000
    Viatel, Inc.
      Sr. Disc. Notes
      12.500% 04/15/08+                                  600            363,000


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    WinStar Communications, Inc.
      Sr. Discount Notes
      14.000% 10/15/05+                               $  500       $    366,250
                                                                   ------------
                                                                     26,941,791
                                                                   ------------
Textiles & Apparel (1.0%)
    Maxim Group, Inc.
      Gtd. Sr. Sub. Notes, Series B
      9.250% 10/15/07                                    500            498,750
    Phillips Van-Heusen Corp.
      Sr. Sub. Notes
      9.500% 05/01/08                                    500            504,375
    William Carter Company
      Sr. Sub. Notes, Series A
      10.375% 12/01/06                                   450            484,875
                                                                   ------------
                                                                      1,488,000
                                                                   ------------
Transportation (1.7%)
    AirTran Airlines, Inc.
      Secured Notes
      10.500% 04/15/01                                   250            212,500
    Atlantic Express Transportation Corp.
      Gtd. Sr. Secured Notes
      10.750% 02/01/04                                   250            256,875
    Canadian Airlines Corp.
      Yankee Sr. Notes
      12.250% 08/01/06                                   250            152,500
    Hermes Europe Railtel
      144A Sr. Notes
      10.375% 01/15/09                                   500            528,750
    Hermes Europe Railtel BV
      Sr. Notes
      11.500% 08/15/07                                   250            271,250
    Kitty Hawk, Inc.
      Sr. Notes
      9.950% 11/15/04                                    250            250,313
    Pegasus Shipping (Hellas) Ltd.
      144A Gtd. First Preferred
      Mortgage Notes, Series A
      11.875% 11/15/04                                   500            411,875
    Trans World Airlines
      Sr. Notes
      11.375% 03/01/06                                   500            299,375
                                                                   ------------
                                                                      2,383,438
                                                                   ------------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------

CORPORATE BONDS (cont'd)
Waste Management (0.8%)
    Allied Waste North America,
      144A Gtd. Sr. Notes
      7.875% 01/01/09                                 $  700       $    708,750
    Waste Systems International, Inc.
      144A Conv. Sub. Notes
      7.000% 05/13/05                                    500            467,500
                                                                   ------------
                                                                      1,176,250
                                                                   ------------
TOTAL CORPORATE BONDS (Cost $139,356,294)
                                                                   $135,766,287
                                                                   ------------


ASSET BACKED SECURITY (0.4%)
    Airplanes Pass Through Trust
      Series 1, Class D
      10.875% 03/15/19                                 $ 600       $    607,503
      (Cost $600,000)                                              ------------

                                                      Number
                                                        of
                                                      Shares
                                                     -------
RIGHTS & WARRANTS (1.1%)
Broadcasting (0.0%)
    Australis Holdings Pty. Ltd.                         294       $          3
                                                                   ------------
Cable (0.4%)
    DIVA Systems Corp.                                 7,581                 76
    DIVA Systems Corp.                                 2,250            495,000
                                                                   ------------
                                                                        495,076
                                                                   ------------
Chemicals (0.2%)
    Uniroyal Technology Corp.                         43,500            280,031
                                                                   ------------
Computers, Software & Services (0.1%)
    Verio, Inc.                                        2,800             61,600
                                                                   ------------
Construction & Building Materials (0.0%)
    Capital Pacific Holdings Group, Inc.              12,640              6,952
                                                                   ------------
Consumer Products & Services (0.0%)
    Coinstar Inc.                                      3,671             57,818
    Signature Brands USA, Inc.                           250                 --
                                                                   ------------
                                                                         57,818
                                                                   ------------
Industrial Goods & Materials (0.0%)
    Golden Ocean Group, Ltd.                             438                876
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      Number
                                                        of
                                                      Shares          Value
                                                     -------          ------
RIGHTS & WARRANTS (cont'd)
Publishing & Information Services (0.0%)
    InterAct Systems, Inc.                               700
    Mentus Media Corp. 144A                            1,391       $         14
    Source Media Inc.                                  5,587             49,589
                                                                   ------------
                                                                         49,603
                                                                   ------------
Telecommunications (0.4%)
    Advanced Radio Telecommunications Corp.            7,500             48,000
    Ampex Corp. 144A                                  17,000             51,000
    Bell Technology 144A                                 600             12,658
    DTI Holdings, Inc. 144A                            3,000                150
    E Spire Communications Inc. 144A                   1,500            165,000
    Globalstar, L.P.                                     200             10,900
    KMC Telecom Holdings, Inc.                           500              7,500
    McCaw International Ltd.                             500              1,250
    MetroNet Communications Corp.                        400              1,400
    Microcell Telecommunications, Inc.                 1,600             17,600
    Orbital Imaging Corp.                                500             20,000
    Orion Network Systems, Inc.                          300              3,300
    PLD Telekom, Inc.                                  1,010                 10
    Price Communications Corp.                         2,752            159,616
    Rhythms Netconnections                             3,000             60,000
    Startec Global Communications                        400                400
                                                                   ------------
                                                                        558,784
                                                                   ------------
TOTAL RIGHTS & WARRANTS (Cost $542,432)                            $  1,510,743
                                                                   ------------


COMMON STOCKS (0.0%)
Packaging/Containers (0.0%)
    Crown Packaging Enterprises, Ltd.                100,847       $      1,008
                                                                   ------------
Telecommunications (0.0%)
    Intermedia Communications, Inc.                    1,671             30,287
                                                                   ------------
TOTAL COMMON STOCKS (Cost $34,471)                                 $     31,295
                                                                   ------------

PREFERRED STOCKS (2.2%)
Aerospace/Defense (0.6%)
    GPA Group plc Convertible
      Cumulative Second
      Preference Shares                            1,750,000       $    910,000
                                                                   ------------
Cable (0.1%)
    DIVA Systems Corporation,
      Series C                                         5,945             67,773
                                                                   ------------
                 See Accompanying Notes to Financial Statements.

Warburg Pincus High Yield Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                      Number
                                                        of
                                                      Shares          Value
                                                     -------          ------
PREFERRED STOCKS (cont'd)
Cellular/Wireless Communications (0.2%)
    Rural Cellular Corp.
      144A PIK                                         2,710       $    266,258
                                                                   ------------
Publishing & Information Services (0.2%)
    Source Media Inc.
      144A PIK                                        11,807            230,237
                                                                   ------------
Restaurants, Hotels & Gaming (0.1%)
    AmeriKing, Inc.
      13.00% Cum. Exchangeable                         6,250            160,938
                                                                   ------------
Telecommunications (1.0%)
   E Spire Communications Inc.
     Jr. PIK                                             934            354,920
   Hyperion Telecommunications, Inc.
     12.875% Sr. Exch.
     Redeemable, Series B                                  7              5,180
   Intermedia Communications Inc.
     144A 7.00% Jr. Convertible,
     Series E                                         20,000            397,500
   Nextel Communications, Inc.
     13.00% Exchangeable,
     Series D PIK                                        299            299,425
   NEXTLINK Communications, Inc.
     144A 14% Sr. Exchangeable
     PIK                                               7,901            414,803
                                                                   ------------
                                                                      1,471,828
                                                                   ------------
TOTAL PREFERRED STOCKS ($3,251,687)                                $  3,107,034
                                                                   ------------
TOTAL INVESTMENTS (98.4%) (Cost $143,784,884*)                     $141,022,862

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                          2,291,974
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $143,314,836
                                                                   ============

 * Also cost for Federal income tax purposes at February 28, 1999. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                         $  6,232,110
        Gross Depreciation                                           (8,994,132)
                                                                   ------------
        Net Depreciation                                           $ (2,762,022)
                                                                   ============

 + Step Bond -- The interest rate as of February 28, 1999 is 0% and will reset to interest rate shown at a future date.

                            INVESTMENT ABBREVIATIONS
                               PIK = Pay In Kind

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
MUNICIPAL BONDS -- 76.6%
California (11.6%)
    California State GO
      6.300% 09/11/11                                 $  670       $    793,112
      5.125% 10/01/17                                    825            836,344
    Los Angeles CA, Department of
      Water & Power Water RB
      4.500% 05/15/23                                    705            650,362
    San Diego CA Convention Center
      Expansion Financing Authority,
      Series A
      4.750% 04/01/28                                    535            512,262
                                                                   ------------
                                                                      2,792,080
                                                                   ------------
Colorado (2.8%)
    Colorado Springs CO, Utility RB
      5.875% 11/15/17                                    595            667,144
                                                                    ------------
Florida (5.9%)
    Jacksonville FL, Electric Authority
      RB, 2nd Installment
      6.000% 07/01/12                                    610            677,862
    Tallahassee FL, Electric RB, First Lien
      6.100% 10/01/06                                    670            727,787
                                                                   ------------
                                                                      1,405,649
                                                                   ------------
Illinois (5.8%)
    Chicago Illinois GO, Series 1993
      5.250% 01/01/18                                    705            707,644
    Illinois State Sales Tax RB, Series Q
      5.750% 06/15/14                                    650            684,125
                                                                   ------------
                                                                      1,391,769
                                                                   ------------
Indiana (0.1%)
    Indianapolis IN, Public
      Improvement Board RB
      6.000% 01/10/03                                     25             27,125
                                                                   ------------
Louisiana (3.1%)
    New Orleans LA, Home Mortgage
      Authority SOB
      6.250% 01/15/11                                    635            731,837
                                                                   ------------
Maryland (4.2%)
    Maryland State Transportation
      Authority Project RB
      6.800% 07/01/16                                    850          1,014,687
                                                                   ------------



                 See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                       Par
                                                      (000)           Value
                                                     -------          ------
MUNICIPAL BONDS (cont'd)
Massachusetts (2.8%)
    Massachusetts State Water
      Resources Authority, General RB,
       Series 92A
      6.500% 07/15/19                                  $  20       $     23,550
    Massachusetts State Water Resources
      Authority RB, Series B
      5.000% 12/01/25                                    660            642,675
                                                                   ------------
                                                                        666,225
                                                                   ------------
New York (26.2%)
    Metropolitan Transit Authority
      Commuter Facilities RB, Series A
      5.000% 07/01/23                                    600            593,250
    New York, NY Municipal Water
      Finance Authority Water &
      Sewer System RB, Series D
      4.875% 06/15/21                                    400            390,000
    New York State Dormitory Authority
      RB (Elizabeth Church Manor
      Nursing Home)
      5.400% 08/01/23                                     60             61,125
    New York State Dormitory
      Authority RB (Episcopal
      Health Services)
      7.550% 08/01/29                                    435            455,645
    New York State Dormitory Authority
      RB (Judicial Facilities Lease)
      7.375% 07/01/16                                     40             50,000
    New York State Dormitory
      Authority RB (Park Ridge
      Housing Inc. Project)
      7.850% 02/01/29                                    530            547,776
    New York State Local Government
      Assistance Corp. RB, Series B
      4.875% 04/01/20                                    580            566,950
    New York State Power Authority
      General Purpose RB, Series R
      7.000% 01/01/10                                    360            432,000
    New York State Throughway
      Authority General RB, Series B
      5.000% 01/01/20                                     30             29,775
    New York, NY Prerefunded GO,
      Series D
      8.000% 08/01/01                                    605            676,844
      6.000% 02/15/05                                     10             11,162


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                          Par
                                                         (000)           Value
                                                        -------          ------

MUNICIPAL BONDS (cont'd)
New York (cont'd)
    New York, NY Unrefunded Balance
      GO, Series D
      8.000% 08/01/03                                  $       45     $   49,894
      6.000% 02/15/25                                           5          5,362
    New York, NY Prerefunded GO,
      Series H
      7.200% 02/01/02                                         530        588,962
    New York, NY Unrefunded
      Balance GO, Series H
      7.200% 02/01/13                                          70         76,650
    New York, NY Municipal Water
      Finance Authority Water &
      Sewer System RB, Series B
      5.125% 06/15/30                                         295        295,369
    New York, NY Transitional Finance
      Authority RB (Future Tax Secured),
      Series B
      4.750% 11/15/14                                          35         34,781
    Suffolk County NY Water Authority,
      Waterworks RB, Series V
      6.750% 06/01/12                                         580        676,425
    Triborough Bridge and Tunnel
      Authority, NY General Purpose
      RB, Series A
      5.200% 01/01/20                                         730        736,387
                                                                      ----------
                                                                       6,278,357
                                                                      ----------
Puerto Rico (3.9%)
    Commonwealth of Puerto Rico GO
      5.400% 07/01/07                                         730        790,225
    Puerto Rico Electric Power
      Authority RB, Series N
      7.125% 07/01/14                                         135        138,842
                                                                      ----------
                                                                         929,067
                                                                      ----------
South Dakota (0.1%)
    Heartland Consumers Power District,
      SD Electric RB
      6.375% 01/01/16                                          25         28,312
                                                                      ----------
Tennessee (0.1%)
    Metropolitan Government of
      Nashville and Davidson County,
      TN Water and Sewer RB Series A
      4.750% 01/01/22                                          30         28,538
                                                                      ----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                          Par
                                                         (000)           Value
                                                        -------          ------
MUNICIPAL BONDS (cont'd)
Virgin Islands (3.0%)
    Virgin Islands Public Finance
      Authority RB
      7.700% 10/01/99                                $       690     $   722,803
                                                                     -----------
Virginia (3.3%)
    Fairfax County, VA Redevelopment
      & Housing Authority (Island Walk
      Proj.), Mortgage RB
      7.100% 04/01/19                                        630         789,075
                                                                     -----------
Washington (3.7%)
    King County, WA GO, Series A
      6.200% 01/01/24                                         40          44,750
    Seattle, WA Municipal Light &
      Power RB
      5.125% 07/01/22                                        100         100,375
    Seattle, WA Water System RB
      5.250% 12/01/23                                        735         735,919
                                                                     -----------
                                                                         881,044
                                                                     -----------
TOTAL MUNICIPAL BONDS ($16,989,386)                                  $18,353,712
                                                                     -----------

CORPORATE BONDS (9.2%)
Banking (1.4%)
    Bangko Sentral Pilipinas,
      Yankee Bonds
      8.600% 06/15/27                                $        75     $    64,875
    Export-Import Bank of Korea,
      Global Bonds
      6.500% 02/10/02                                         25          23,969
    Export-Import Bank of Korea,
       Yankee Notes
      6.500% 05/15/00                                         50          49,063
    First Republic Bank Corp.
      Sub. Notes
      7.750% 09/15/12                                         25          23,844
    Fuji JGB Investment LLC,
      Noncumulative Preferred
      Securities, Series A
      9.870% 06/30/99                                        145         113,274
    Fuji Finance (Cayman) Ltd.
      Perpetual Sub. Notes
      5.801%+++                                              100          57,000
                                                                     -----------
                                                                         332,025
                                                                     -----------
                See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Par
                                                          (000)          Value
                                                         --------       --------

CORPORATE BONDS (cont'd)
Broadcasting (0.5%)
    Fox/Liberty Networks L.L.C.,
      Registered Sr. Discount Notes
      8.875% 08/15/07                                    $    105       $109,594
                                                                        --------
Cable (0.6%)
    CSC Holdings Inc., Sr. Notes
      7.875% 12/15/07                                          80         84,600
      7.250% 07/15/08                                          20         20,350
    Diamond Cable Communications plc,
      Yankee Sr. Discount Notes
      10.750% 02/15/07                                         50         38,500
                                                                        --------
                                                                         143,450
                                                                        --------
Energy (0.6%)
    YPF S.A., Yankee Sr. Notes
      7.250% 03/15/03                                          75         71,344
    YPF S.A., Yankee Notes
      8.000% 02/15/04                                          75         72,563
                                                                        --------
                                                                         143,907
                                                                        --------
Financial Services (0.2%)
    Bay View Capital Corp.,
      Sub. Notes
      9.125% 08/15/07                                          55         53,281
                                                                        --------
Food & Beverage (0.1%)
    Arisco Productos Alimenticios
      S.A., Gtd. Notes
      10.750% 05/22/05                                         20         11,600
                                                                        --------
Health Care (0.3%)
    Columbia/HCA Healthcare Corp.,
      Debentures
      8.360% 04/15/24                                          85         78,583
                                                                        --------
Paper and Forest Products (0.0%)
    P.T. Indah Kiat Pulp & Paper Corp.,
      Sr. Secured Notes
      8.875% 11/01/00                                          15         10,781
                                                                        --------
Retail (0.4%)
    K Mart Corp. Notes
      7.950% 02/01/23                                          25         24,813
    K Mart Corp., Pass-Through
      Certificates, Series 1995 Class K3
      8.540% 01/02/15                                          78         75,597
                                                                        --------
                                                                         100,410
                                                                        --------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Par
                                                          (000)          Value
                                                         --------       --------
CORPORATE BONDS (cont'd)
Telecommunications (1.4%)
    Cencall Communications Corp.,
      Sr. Discount Notes
      10.125% 01/15/04                                   $     25       $ 25,375
    CS Wireless Systems, Inc.,
      Sr. Discount Notes, Series B
      11.375% 03/01/06                                         30          6,000
    Global Communicacoes e
      Participacoes S.A., Sr. Notes
      10.625% 12/05/08                                         30         16,650
    Nextel Communications, Inc.,
      Sr. Discount Notes
      9.950% 02/15/08                                           5          3,200
    Nextel Communications, Inc.,
      Sr. Serial Redeemable
      Discount Notes
      10.650% 09/15/07                                         90         61,200
    Nextel Communications, Inc.,
      Sr. Discount Notes
      9.750% 08/15/04                                         145        147,538
    Paging Network, Inc.,
      Sr. Sub. Notes
      8.875% 02/01/06                                          10          8,500
      10.125% 08/01/07                                         35         30,450
      10.000% 10/15/08                                         35         30,450
    Wireless One, Inc.,
      Sr. Discount Notes
      13.500% 08/01/06                                         35          3,150
                                                                        --------
                                                                         332,513
                                                                        --------
Transportation (1.7%)
    Continental Airlines, Inc.,
      Sr. Notes
      9.500% 12/15/01                                          90         94,613
    Grupo Transportacion Ferroviaria
      Mexicana, S. A. de CV, Gtd
      Sr. Discount Notes
      11.750% 06/15/09                                         80         42,800
    Northwest Airlines, Inc., Gtd. Notes
      7.625% 03/15/05                                         200        184,000
    US Airways, Inc., Gtd. Sr. Notes
      9.625% 02/01/01                                          95         97,369
                                                                        --------
                                                                         418,782
                                                                        --------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Par
                                                           (000)         Value
                                                         ---------    ----------

CORPORATE BONDS (cont'd)
Utilities (2.0%)
    Beaver Valley Funding Corp.
      Secured Lease Obligation Bonds
      9.000% 06/01/17                                    $      140   $  152,250
    Connecticut Light and Power Co.
      First and Ref. Mortgage Bonds,
      Series C
      7.750% 06/01/02                                            85       87,444
      Series D
      7.875% 10/01/24                                            10       10,388
    Korea Electric Power,
      Yankee Notes
      7.000% 10/01/02                                            35       33,644
    Korea Electric Power,
      Yankee Debentures
      7.000% 02/01/27                                           115      106,519
    North Atlantic Energy Corp.,
      Secured First Mortgage Notes,
      Series A
      9.050% 06/01/02                                            93       93,814
                                                                      ----------
                                                                         484,059
                                                                      ----------
TOTAL CORPORATE BONDS ($2,300,202)                                    $2,218,985
                                                                      ----------


FOREIGN BONDS (3.7%)
    Republic of Argentina,
      Sr. Notes
      12.163% 04/10/05                                   $      130   $  115,700
    Republic of Colombia,
      Yankee Notes
      10.986% 05/13/99                                          140      126,000
    Republic of Phillippines,
      Global Bonds
      9.875% 01/15/19                                            60       59,625
    Republic of Poland, Past Due
      Interest Bonds
      5.000% 10/27/14                                           510      463,781
    Republic of Venezuela,
      Global Bonds
      9.250% 09/15/27                                           105       59,850
    United Mexican States,
      Global Bonds
      11.500% 05/15/26                                           50       52,250
                                                                      ----------
TOTAL FOREIGN BONDS ($877,998)                                        $  877,206
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Municipal Bond Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares      Value
                                                          --------   ----------


PREFERRED STOCKS (5.2%)
    California Federal
      Capital Corp., Series A                                5,450   $  144,084
    Blackrock Insured Municipal,
      Series M7                                                 20      500,000
    Nuveen Insured Municipal
      Opportunity, Series W Pfd.                                 8      200,000
    Nuveen Insured Premium
      Income 2, Series W Pfd.                                    8      200,000
    Nuveen Maryland Premium
      Income 2, Series W Pfd.                                    8      200,000
                                                                     ----------
TOTAL PREFERRED STOCKS (Cost $1,238,975)
                                                                     $1,244,084
                                                                     ----------

                                                              Par
                                                             (000)
                                                            ------
SHORT-TERM INVESTMENT (4.3%)
    BBH Grand Cayman U.S.
      Dollar Time Deposit
      4.250% 03/01/99
      (Cost $1,024,000)                                     $1,024  $ 1,024,000
                                                                   ------------


TOTAL INVESTMENTS (99.0%) (Cost $22,430,561*)                      $ 23,717,987

OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                            249,566
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $ 23,967,553
                                                                   ------------
                                                                   ------------

* Cost for Federal income tax purposes at February 28, 1999 is $22,519,438. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                           $1,397,035
        Gross Depreciation                                             (198,486)
                                                                    -----------
        Net Appreciation                                             $1,198,549
                                                                    -----------
                                                                    -----------

+++  Securities have no stated maturity date.

     The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at Februrary 28, 1999 and are unaudited.

                            INVESTMENT ABBREVIATIONS
                         GO =   General Obligations
                         RB =   Revenue Bond
                        SOB =   Special Obligations Bond


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Par
                                                             (000)      Value
                                                           --------   --------

INTERNATIONAL BONDS (55.0%)
Argentina (1.1%)
    Argentina Bocon, Series Pro1
      2.687% 04/01/07+                                     $     50   $ 35,950
    Republic of Argentina
      Discount Bond, Series L
        6.063% 03/31/23+                                         65     46,231
      Euro Notes
        11.750% 02/12/07                                         30     24,637
      FRB Non-US Tranche
        6.188% 03/31/05+                                         52     42,491
      Global Bonds
        9.750% 09/19/27                                          20     16,125
      Par Bonds
        5.750% 03/31/23++                                        70     46,944
      Unsubordinated Series Bgl4
        11.000% 10/09/06                                         20     18,200
      Yankee Notes
        12.163% 04/10/05+                                        65     57,850
    YPF S.A. Yankee Notes
      8.000% 02/15/04                                            35     33,862
                                                                      --------
                                                                       322,290
                                                                      --------
Brazil (0.7%)
    Cia. Petroleo Ipiranga S.A
      Sr. Notes
      10.625% 02/25/02                                           65     50,375
    Federal Republic of Brazil
    Capitalization Bonds,
      Series 20Yr
      8.000% 04/15/99+                                          101     57,790
    EI Bonds, Series EI-L
      6.125% 04/15/06+                                           34     21,168
    Discount, Series ZL
      6.125% 04/15/24+                                           61     34,007
    EI FRB Debenture Euro
      Registered, Series RG
      6.125% 04/15/06+                                           48     30,240
                                                                      --------
                                                                       193,580
                                                                      --------
Bulgaria (0.2%)
    Government of Bulgaria Discount
      FRN, Series A
      5.875% 07/28/24+                                           40     28,125
    National Republic of Bulgaria FRN
      4.166% 07/28/12+                                           50     30,125
                                                                      --------
                                                                        58,250
                                                                      --------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Par
                                                            (000)       Value
                                                         -----------  ----------

INTERNATIONAL BONDS (cont'd)
Canada (1.2%)
    Government of Canada Debenture
      5.500% 02/01/00                              CND   $      250   $  166,026
      7.000% 12/01/06                                           250      182,256
                                                                      ----------
                                                                         348,282
                                                                      ----------
Columbia (0.4%)
    Republic of Colombia
      Yankee Notes
        10.986% 08/13/05+                                       110       99,000
      Global Bonds
        8.625% 04/01/08                                          10        8,537
                                                                      ----------
                                                                         107,537
                                                                      ----------
Croatia (0.1%)
    Government of Croatia
      Series A Pro-Rata Redemption
        Bonds
        5.813% 07/31/10                                          20       15,800
      Series B Pro-Rata Redemption
        Bonds
        5.813% 07/31/06+                                         27       19,610
                                                                      ----------
                                                                          35,410
                                                                      ----------
Finland (0.2%)
    Okobank Perpetual Medium Term
      FRN
      5.739% 03/09/99+/+++                                       60       57,600
                                                                      ----------
France (3.1%)
    Ivory Coast Past Due Interest
      Bonds
      1.900% 03/29/18+                             FRF          370       18,591
    L'Auxiliare du Credit Foncier de
      France Gtd. Notes
      5.281% 09/25/02+                             $            125      121,794
    Republic of France
      Treasury Bonds
      7.500% 04/25/05                              EUR          549      727,925
                                                                      ----------
                                                                         868,310
                                                                      ----------
Germany (23.0%)
    Federal Republic of Germany
      Eurobonds
      6.000% 02/16/06                              EUR        2,000    2,475,987
      6.000% 07/04/07                                         3,206    4,005,126
                                                                      ----------
                                                                       6,481,113
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Par
                                                            (000)        Value
                                                          ---------    ---------

INTERNATIONAL BONDS (cont'd)
Japan (0.3%)
    Fuji Finance (Cayman) Ltd.
      Perpetual Sub. FRN
      5.801%+/+++                                         $      90    $  51,300
    Fuji Finance (Cayman)
      Perpetual Gtd. Medium Term
      Notes
      7.300%+/+++                                                50       28,500
                                                                       ---------
                                                                          79,800
                                                                       ---------
Mexico (1.2%)
    Grupo Transportacion Ferroviaria
      Mexicana, S.A. de CV
      144A Gtd. Sr. Discount Notes
      11.750% 06/15/09++                                         55       29,425
    Mexican Cetes Zero Coupon
      Bonds
      0.000% 01/13/00                                           251       20,402
    United Mexican States
      Global Bonds
      11.500% 05/15/26                                           80       83,600
    Government National Discount
      Bond, Series W-A
      6.116% 12/31/19+(a)                                       260      209,625
                                                                       ---------
                                                                         343,052
                                                                       ---------
Netherlands (4.3%)
    Kingdom of Netherlands
      Government Bonds
      5.750% 01/15/04                              EUR        1,021    1,227,797
                                                                       ---------
Panama (0.1%)
    Republic of Panama Euro Bonds
      8.875% 09/30/27                              $             20       17,900
                                                                       ---------
Peru (0.1%)
    Government of Peru Front Loaded
      Interest Reduction Bond
      3.250% 03/07/17                                            20       10,737
    Peru Past Due Interest FRB
      Series 20 Year Bonds
      4.000% 03/07/17+                                           20       11,862
                                                                       ---------
                                                                          22,599
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Par
                                                          (000)        Value
                                                        --------      --------

INTERNATIONAL BONDS (cont'd)
Philippines (0.4%)
    Bangko Sentral Pilipinas
      Yankee Bonds
      8.600% 06/15/27                                $           40   $ 34,600
    Republic of Philippines
      Global Bonds
      9.875% 01/15/19                                            75     74,531
                                                                      --------
                                                                       109,131
                                                                      --------
Poland (1.5%)
    Republic of Poland
      Non-U.S. Global Past Due
        Interest Bonds
        5.000% 10/27/14++                                        20     18,187
      Par Bond
        3.000% 10/27/24++                                        35     22,794
      Past Due Interest Bonds
        5.000% 10/27/14++                                       415    377,391
                                                                      --------
                                                                       418,372
                                                                      --------
Russia (0.1%)
    AO Sibneft
      Loan Participation Notes
      9.000% 08/15/00+                                           50     13,000
    Ministry Finance Russia Bonds
      12.750% 06/24/28                                           60     16,800
                                                                      --------
                                                                        29,800
                                                                      --------
South Africa (0.0%)
    Republic of South Africa
      Senior Notes
      12.000% 02/28/05                               ZAR         80     11,743
                                                                      --------
South Korea (0.4%)
    Korea Electric Power
      Yankee Notes
        7.000% 10/01/02                              $           45     43,256
      Debentures
        6.750% 08/01/27                                          10      9,400
      Unsecured Unsubordinated
        Global Notes
        6.375% 12/01/03                                          20     18,550
      Debentures
        7.000% 02/01/27                                          55     50,944
                                                                      --------
                                                                       122,150
                                                                      --------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                             Par
                                                                            (000)        Value
                                                                          ---------   -----------
INTERNATIONAL BONDS (cont'd)
Supranational (7.9%)
    European Investment Bank
      Eurobonds
      5.000% 04/15/08                                             ITL     1,000,000   $   597,390
    International Bank for Reconstruction & Development
      Japanese Yen Global Bonds
      5.250% 03/20/02                                             JPY       170,000     1,635,166
                                                                                      -----------
                                                                                        2,232,556
                                                                                      -----------
Sweden (1.2%)
    Skandinaviska Enskilda Banken
      AB Perpetual Sub. FRN
      7.500% 03/12/99+/+++                                              $        50       331,215
                                                                                      -----------
Turkey (0.0%)
    Republic of Turkey Treasury Bills
      0.000% 08/18/99                                             TRL     5,569,100        10,740
                                                                                      -----------
United Kingdom (7.4%)
    U.K. Treasury Gilt Bonds
      7.500% 12/07/06                                             GBP         1,100     2,077,810
                                                                                      -----------
Venezuela (0.1%)
    Republic of Venezuela
      Global Bonds
      9.250% 09/15/27                                                   $        40        22,800
                                                                                      -----------
TOTAL INTERNATIONAL BONDS (Cost $15,586,109)                                          $15,529,837
                                                                                      -----------
DOMESTIC BONDS (49.8%)
CORPORATE BONDS (16.9%)
Automotive (0.2%)
    Delco Remy International, Inc.
      Gtd. Sr. Sub Notes
      10.625% 08/01/06                                                  $        15   $    16,050
    Hayes Lemmerz International, Inc.
      Sr. Sub Notes
      8.250% 12/15/08                                                            25        25,312
                                                                                      -----------
                                                                                           41,362
                                                                                      -----------
Banking (1.5%)
    BankBoston N.A. Notes
      6.375% 04/15/08                                                            15        14,588
    Bay View Capital Corp.
      Sub. Notes
      9.125% 08/15/07                                                            45        43,594


                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Par
                                                              (000)      Value
                                                            --------   --------

CORPORATE BONDS (cont'd)
Banking (cont'd)
    Chase Manhattan Bank Corp.
      Sub. Notes
      6.750% 09/15/06                                       $     20   $ 20,300
      7.250% 06/01/07                                             10     10,475
      6.375% 04/01/08                                             20     19,975
    Citicorp Sub. Notes, Series F
      6.375% 11/15/08                                             65     64,431
    Credit Lyonnais Perpetual Sub.
      Variable Rate Notes, Rule 144A
      6.563% 09/19/49+/+++                                        90     78,525
    First Republic Bank Sub. Notes
      7.750% 09/15/12                                             60     57,225
    National Westminster Bank
      Debentures Guaranteed Cap
      Notes
      9.375% 11/15/03                                             15     16,650
    Sovereign Bancorp Sr. Notes
      6.750% 07/01/00                                            115    115,719
                                                                       --------
                                                                        441,482
                                                                       --------
Computer Software (0.1%)
    PSINet, Inc. 144A Sr. Notes
      11.500% 11/01/08                                            10     11,200
                                                                       --------
Electric (1.6%)
    Beaver Valley Funding Corp.
      Secured Lease Obligation Bonds
      9.000% 06/01/17                                            150    163,125
    Connecticut Light and Power Co.
    First Mortgage Bonds, Series C
      7.750% 06/01/02                                             75     77,156
    First Mortgage Bonds, Series D
      7.875% 10/01/24                                             40     41,550
    Crown Central Petroleum Sr. Notes
      10.875% 02/01/05                                            10      9,113
    Forcenergy, Inc. Sr. Sub. Notes
      8.500% 02/15/07                                             10      3,675
    Niagara Mohawk Power Corp.
      First Mortgage Bonds
      8.750% 04/01/22                                             30     31,238
    North Atlantic Energy Corp.
      Secured First Mortgage Notes,
      Series A
      9.050% 06/01/02                                            130    131,138
                                                                       --------
                                                                        456,995
                                                                       --------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Par
                                                             (000)       Value
                                                             -----     ---------
CORPORATE BONDS (cont'd)
Electronics (0.2%)
    Seagate Technology, Inc.
      Sr. Debentures
      7.450% 03/01/37                                        $  70     $  65,275
                                                                       ---------
Energy (0.7%)
    CMS Energy Corp.
      Medium Term Notes
      6.750% 01/15/04                                           15        14,625
    Dresser Industries, Inc.
      Debentures
      7.600% 08/15/45                                           60        65,100
    Petroleum Geo-Services
      Yankee Sr. Notes
      7.125% 03/30/28                                           25        22,344
    Valero Energy Corp.
      144A Putable Asset Trusts
      6.750% 12/15/02                                          100       100,125
                                                                       ---------
                                                                         202,194
                                                                       ---------
Entertainment (1.5%)
    Circus Circus Enterprise
      Sr. Sub. Notes
      9.250% 12/01/05                                           15        15,281
    Regal Cinemas, Inc.
      Sr. Sub. Notes
      9.500% 06/01/08                                           20        20,000
    Time Warner, Inc
      Debentures
        9.125% 01/15/13                                         45        55,294
        8.050% 01/15/16                                        140       156,100
        6.850% 01/15/26                                        165       173,456
                                                                       ---------
                                                                         420,131
                                                                       ---------
Financial Services (2.0%)
    American General Institutional Capital Trust Co.
      144A Gtd. Notes, Series B
      8.125% 03/15/46                                           40        45,000
    AT&T Capital Corp.
      Medium Term Notes, Series 4
      6.920% 04/29/99                                          135       135,121
    Ford Motor Credit Corp.
      5.800% 01/12/09                                           80        77,400
    HRPT Properties Trust Notes
      5.658% 04/09/99                                          310       307,288
                                                                       ---------
                                                                         564,809
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Par
                                                            (000)      Value
                                                           ------    ---------

CORPORATE BONDS (cont'd)
Health Care (0.8%)
    Columbia/HCA Healthcare Corp.
      Debentures
      8.360% 04/15/24                                      $   55    $  50,848
    Merck & Company, Inc.
      Medium Term Notes, Series B
      5.760% 05/03/37                                         185      182,456
                                                                     ---------
                                                                       233,304
                                                                     ---------
Industrial Goods & Materials (0.1%)
    Motors & Gears Inc.,
      Sr. Notes, Series D
      10.750% 11/15/06                                         15       15,394
                                                                     ---------
Media Cable (1.0%)
    Adelphia Communications Corp.
      144A Sr. Notes
        8.375% 02/01/08                                        10       10,425
      Sr. Notes, Series B
        9.250% 10/01/02                                        15       15,938
    Classic Cable Sr. Sub. Notes
      9.875% 08/01/08                                          10       10,525
    CS Wireless Systems, Inc.
      144A Sr. Discount Notes
      11.375% 03/01/06++                                       70       14,000
    CSC Holdings, Inc. Sr. Notes
      7.875% 12/15/07                                          90       95,175
      7.250% 07/15/08                                          20       20,350
    Diamond Cable Communications plc
      144A Yankee Sr. Discount
      Notes
      10.750% 02/15/07++                                       40       30,800
    James Cable Partners L.P.
      Sr. Notes, Series B
      10.750% 08/15/04                                         20       21,175
    TCI Communications Inc. Notes
      6.340% 02/01/02                                          55       55,619
    Wireless One, Inc.
      Sr. Discount Notes
      13.500% 08/01/06++                                       45        4,050
                                                                     ---------
                                                                       278,057
                                                                     ---------
Media Non Cable (0.4%)
    Chancellor Media Corp.
      144A Sr. Notes
      8.000% 11/01/08                                          10       10,600


                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Par
                                                            (000)      Value
                                                           --------   --------

CORPORATE BONDS (cont'd)
Media Non Cable (cont'd)
    Echostar DBS Corp.
      144A Sr. Notes
      9.250% 02/01/06                                      $     20   $ 20,200
    Fox/Liberty Networks L.L.C.,
      Registered Sr. Notes
      08/15/07++                                                 80     83,500
    Granite Broadcasting Corp.
      Sr. Sub. Notes
      8.875% 05/15/08                                            10      9,925
                                                                      --------
                                                                       124,225
                                                                      --------
Real Estate (0.1%)
    HMH Properties, Inc. Sr. Notes
      8.450% 12/01/08                                            15     14,888
                                                                      --------
Retail (1.3%)
    Archibald Candy Corp.
      144A Gtd. Sr. Secured Notes
      10.250% 07/01/04                                           20     20,400
    Jackson Products, Inc. Notes
      9.500% 04/15/05                                            20     19,950
    K Mart Corp.
      Medium Term Notes, Series C
        7.820% 01/02/02                                         100     98,625
        7.840% 01/02/02                                         100     98,625
      Medium Term Notes, Series D
        7.770% 07/02/02                                         100     98,250
    Pantry, Inc. Sr. Sub. Notes
      10.250% 10/15/07                                           15     15,656
    Pathmark Stores, Sr. Sub Notes
      9.625% 05/01/03                                            10     10,088
    Phillips Van-Heusen Corp.,
      Sr. Sub. Notes
      9.500% 05/01/08                                            10     10,088
                                                                      --------
                                                                       371,682
                                                                      --------
Steel (0.1%)
    Wheeling-Pittsburgh Corp.
      144A Sr. Notes
      9.250% 11/15/07                                            15     14,719
                                                                      --------
Telecommunications (3.6%)
    BellSouth Capital Funding Corp.
      Debentures
      6.040% 11/15/26                                           165    167,888


                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Par
                                                             (000)      Value
                                                            ------    ---------

CORPORATE BONDS (cont'd)
Telecommunications (cont'd)
    Cencall Communications Corp.
      Sr. Discount Notes
      10.125% 01/15/04                                      $   15    $  15,225
    Global Communicacoes e
      Participacoes S.A.
      144A Par Bonds
      10.625% 12/05/08                                          20       11,100
    GTE Corp., Debentures
      6.840% 04/15/18                                          215      219,031
    GTE North, Inc.
      Debentures, Series D
      6.900% 11/01/08                                           10       10,588
    ITC Deltacom, Inc.
      144A Sr. Notes
      11.000% 06/01/07                                          10       10,950
    Level 3 Communications, Inc.
      144A Sr. Notes
      9.125% 05/01/08                                           25       24,375
    MCI Communications Corp.
      Sr. Discount Notes
      6.125% 04/15/02+                                          45       45,113
    McleodUSA, Inc. 144A Sr. Notes
      8.125% 02/15/09                                           10        9,925
    Metromedia Fiber Network
      144A Sr. Notes
      10.000% 11/15/08                                          10       10,500
    Nextel Communications, Inc.
      144A Sr. Discount Notes
        9.950% 02/15/08++                                       10        6,400
      144A Sr. Redeemable Discount
        Notes
        10.650% 09/15/07++                                     180      122,400
      Sr. Discount Notes
        9.750% 08/15/04                                        150      152,625
    NEXTLINK Communications, Inc.
      144A Sr. Notes
        10.750% 11/15/08                                        15       15,563
      Sr. Notes
        9.625% 10/01/07                                         10        9,925
    Paging Network, Inc.,
      Sr. Sub. Notes
       8.875% 02/01/06                                          10        8,500
      10.125% 08/01/07                                          20       17,400
      10.000% 10/15/08                                          45       39,150


                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Par
                                                           (000)       Value
                                                           ------    ---------

CORPORATE BONDS (cont'd)
    Qwest Communications
      144A Sr. Notes
      7.250% 11/01/08                                      $   15    $  15,563
    Worldcom Inc., Sr. Notes
      8.875% 01/15/06                                          65       69,956
      6.950% 08/15/28                                          40       40,950
                                                                   -----------
                                                                     1,023,127
                                                                   -----------
Telephone (0.0%)
    Intermedia Communication
      Sr. Notes, Series B
      8.500% 01/15/08                                          10        9,400
                                                                   -----------
Transportation (1.7%)
    Continental Airlines, Inc.
      Sr. Notes
      9.500% 12/15/01                                         120      126,150
    Norfolk Southern Corp. Notes
      7.050% 05/01/37                                          60       63,525
    Northwest Airlines, Inc.
      Gtd. Notes
      7.625% 03/15/05                                         230      211,600
    US Airways, Inc. Gtd. Sr. Notes
      9.625% 02/01/01                                          85       87,120
                                                                   -----------
                                                                       488,395
                                                                   -----------
Waste Management (0.0%)
    Allied Waste North America
      Sr. Notes
      7.875% 01/01/09                                          10       10,125
                                                                   -----------
TOTAL CORPORATE BONDS (Cost $4,874,411)                            $ 4,786,764
                                                                   -----------
MUNICIPAL BONDS (0.9%)
    Florida State Board of Education,
      Capital Outlay GO, Series B
      4.750% 06/01/23                                      $   20    $  19,175
    Illinois State GO
      4.750% 06/01/23                                          15       14,063
    Massachusetts State Water
      Resources Authority General
      Revenue Bond, Series A
      4.750% 08/01/27                                          25       23,438


                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Par
                                                             (000)      Value
                                                            -------    ---------

    MUNICIPAL BONDS (cont'd)
    Massachussetts Bay
      Transportation Authority,
      General Transportation
      System Revenue Bonds,
      Series A
      4.750% 03/01/21                                       $    35    $  33,294
    New York City Municipal Water
      Finance Authority Water and
      Sewer Systems Revenue Bonds,
      Series D
      4.750% 06/15/25                                            10        9,500
    North Texas Thruway Authority,
      Dallas North Thruway System
      Revenue Bonds
      4.750% 01/01/29                                           125      116,875
    Tennessee Valley Authority Bonds
      5.880% 04/01/36                                            40       39,350
                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $259,419)                                 $  255,695
                                                                     -----------
AGENCY OBLIGATIONS (21.1%)
Federal Home Loan Mortgage Corporation (2.0%)
    Various Pools:
      7.000% 12/01/09                                       $   334   $  340,569
                                                                     -----------
Federal National Mortgage Association (16.9%)
    Various Pools:
      6.500% 01/01/13+++                                        255      256,673
      6.000% 05/01/13+++                                        490      485,253
      6.000% 10/15/17+++                                      1,760    1,706,100
      6.500% 09/01/27+++                                        490      486,937
      8.000% 06/01/28+++                                      1,120    1,165,150
      6.000% 10/01/28                                           373      362,047
      6.000% 01/01/29                                           125      120,862
      6.000% 01/01/29                                           370      358,900
    FNMA Series 1997-16 Class M
      Principle Only
      0.000% 02/25/23                                            80       55,300
                                                                     -----------
                                                                       4,997,222
                                                                     -----------
Government National Mortgage Association (2.2%)
      6.500% 12/01/28+++                                        610      606,569
                                                                     -----------
TOTAL AGENCY OBLIGATIONS (Cost $5,984,456)                           $ 5,944,360
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                              Par
                                                             (000)      Value
                                                            ------    ---------

ASSET BACKED SECURITIES (1.4%)
    Contimortgage Home Equity
      Loan Trust,
      Series 1996-4, Class A8
        7.220% 01/15/28                                     $   10    $  10,053
      Series 1998-1, Class A5
        6.430% 04/15/16                                         70       70,262
    Green Tree Recreational,
      Equipment & Consumer Trust
      Series 1998-B, Class A-3
        6.050% 10/15/10                                         15       15,047
      Series 1997-C, Class A1
        6.490% 02/15/18                                        168      167,424
    New Century Home Equity Loan
      Trust Series 1997-NC6,
      Class A4
      6.730% 07/25/22                                           20       19,946
    Southern Pacific Secured Asset
      Corp. Home Equity
      Series 1998-1, Class A2
      6.270% 03/25/28                                           80       79,987
    UCFC Home Equity Loan Trust,
      Series 1996-B1, Class A7
      8.200% 09/15/27                                           25       25,695
                                                                    -----------
TOTAL ASSET BACKED SECURITIES (Cost $389,934)                        $  388,414
                                                                    -----------
COLLATERALIZED MORTGAGE BACKED SECURITIES (0.4%)
    Donaldson Lufkin Jenrette
      Commercial Mortgage Corp.,
      Series 1998-CG1, Class A1-B
      6.410% 05/10/08                                       $   85    $  85,993
    GMAC Commercial Mortgage
      Securities, Inc., Series 1997-C1
      Class A2
      6.853% 09/15/06                                           20       20,912
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE BACKED SECURITIES
    (Cost $106,467)                                                 $   106,905
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Par
                                                              (000)     Value
                                                             ------  -----------

U.S. TREASURY OBLIGATIONS (9.1%)
U.S. Treasury Bills (0.1%)
      4.365% 04/08/99                                        $   20  $    19,908
                                                                     -----------
U.S. Treasury Bonds (6.3%)
      8.000% 11/15/21                                         1,395    1,771,143
                                                                     -----------
U.S. Treasury Inflation Protected Notes (0.8%)
      3.625% 01/15/08                                           225      223,715
                                                                     -----------
U.S. Treasury Notes (1.5%)
      6.250% 06/30/02                                           245      252,383
      6.250% 02/15/07                                           170      179,021
                                                                     -----------
                                                                         431,404
                                                                     -----------
U.S. Treasury Stripped Bonds (0.4%)
      0.000% 05/15/17                                           335      114,179
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,613,317)                    $ 2,560,349
                                                                     -----------
TOTAL DOMESTIC BONDS (Cost $14,228,004)                              $14,042,487
                                                                     -----------
                                                            Number
                                                              of
                                                            Shares
                                                           --------
STOCKS, RIGHTS & WARRANTS (0.8%)
    California Federal Capital Corp.,
      Series A                                                5,050   $  133,509
    Centaur Funding Corp.                                        40       44,150
    Citigroup, Inc.                                           1,100       56,100
                                                                     -----------
TOTAL STOCKS, RIGHTS & WARRANTS (Cost $231,837)                       $  233,759
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Warburg Pincus Strategic Global Fixed Income Fund
Schedule of Investments (con't)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            Par
                                                           (000)       Value
                                                          --------  -----------


Short-Term Investment (13.1%)
    BBH U.S. Grand Cayman Time
      Deposit
      4.250% 03/01/99
      (Cost $3,685,000)                                   $  3,685  $ 3,685,000
                                                                    -----------

TOTAL INVESTMENTS (118.7%) (Cost $33,730,950*)                      $33,491,083

LIABILITIES IN EXCESS OF OTHER ASSETS (18.7%)                        (5,265,739)
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $28,225,344
                                                                    -----------
                                                                    -----------

* Cost for Federal income tax purposes at February 28, 1999 is $33,767,671. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                            $ 482,736
        Gross Depreciation                                             (759,324)
                                                                      ---------
        Net Depreciation                                              $(276,588)
                                                                      ---------
                                                                      ---------

+ Variable rate obligations -- The interest shown is the rate as of February 28, 1999.

++ Step Bond -- The interest rate as of February 28, 1999 is 0% and will reset to interest rate shown at a future date.

+++  Securities have no stated maturity date.

(a) With additional 399,000 rights attached, expiring 06/03/2006, with no market value.

                             CURRENCY ABBREVIATIONS
                            CND = Canadian Dollars
                            EUR = European Economic Unit
                             FF = French Francs
                            GBP = United Kingdom Pounds
                            ITL = Italian Lira
                            JPY = Japanese Yen
                            TRL = Turkish Lira
                            ZAR = South African Rand

                            INVESTMENT ABBREVIATIONS
                            FRB = Floating Rate Bond
                            FRN = FloatingRateNote
                             GO = General Obligations


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fund
Statements of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                      Strategic
                                                 U.S. Core Fixed     High Yield        Municipal     Global Fixed
                                                   Income Fund          Fund           Bond Fund      Income Fund
                                                 ---------------     ----------        ---------      -----------
Assets
  Investments, at value (cost - $519,415,495,
    $143,784,884, $22,430,561 and
    $33,730,950, respectively)                     $ 514,535,411    $ 141,022,862    $  23,717,987   $  33,491,083
  Deposits with brokers and custodian bank for
    securities sold short or futures contracts         1,017,923             --               --              --
  Receivable for investments sold                     17,558,846        2,517,975             --         1,054,188
  Receivable on open futures contracts                    23,069             --               --               719
  Dividends and interest receivable                    3,478,116        2,788,648          308,882         457,526
  Prepaid expenses and other assets                      601,633          133,885              412         253,990
                                                   -------------    -------------    -------------   -------------
    Total Assets                                     537,214,998      146,463,370       24,027,281      35,257,506
                                                   -------------    -------------    -------------   -------------
Liabilities
  Payable for investments purchased                  162,615,438          675,000           37,077       5,793,979
  Payable for Fund shares repurchased                    214,000              276             --              --
  Overdraft liability                                       --          2,269,364             --         1,052,111
  Payable on forward currency contracts                     --               --               --           172,276
  Advisory fee payable                                    68,305          134,419            7,919            --
  Distrubution fee payable (Common shares)                     5           21,304                5            --
  Accrued expenses payable                                97,007           48,171           14,727          13,796
                                                   -------------    -------------    -------------   -------------
    Total Liabilities                                162,994,755        3,148,534           59,728       7,032,162
                                                   -------------    -------------    -------------   -------------
Net Assets
  Capital stock, $0.001 par value                         24,274            9,095            1,606           1,849
  Paid-in capital                                    374,640,918      160,955,621       22,543,641      28,563,599
  Undistributed net investment income/(loss)           3,164,535        2,071,940           37,988         110,395
  Accumulated net realized gain/(loss) from
    investments, securities sold short, futures
    and foreign currency related
    transactions, if any                                 580,310      (16,959,798)          22,218         (44,438)
  Net unrealized appreciation/(depreciation) on
    investments and other, if any                     (4,189,794)      (2,762,022)       1,362,100        (406,061)
                                                   -------------    -------------    -------------   -------------
    Net Assets                                     $ 374,220,243    $ 143,314,836    $  23,967,553   $  28,225,344
                                                   =============    =============    =============   =============
Institutional Shares
  Net assets                                       $ 374,204,317    $ 111,561,938    $  23,961,540   $  28,216,638
                                                   -------------    -------------    -------------   -------------
  Shares outstanding                                  24,258,730        7,085,929        1,606,026       1,848,975
                                                   -------------    -------------    -------------   -------------
  Net asset value, offering price and redemption
    price per share                                $       15.43    $       15.74    $       14.92   $       15.26
                                                   =============    =============    =============   =============
Common Shares
  Net assets                                       $      15,926    $  31,752,898    $       6,013   $       8,706
                                                   -------------    -------------    -------------   -------------
  Shares outstanding                                       1,033        2,008,991              403             571
                                                   -------------    -------------    -------------   -------------
  Net asset value, offering price and redemption
    price per share                                $       15.42    $       15.81    $       14.92   $       15.25
                                                   =============    =============    =============   =============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fund
Statements of Operations
For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                    Strategic
                                               U.S. Core Fixed     High Yield        Municipal     Global Fixed
                                                 Income Fund          Fund           Bond Fund      Income Fund
                                               ---------------     ----------        ---------      -----------
Investment Income
  Dividends                                       $    235,905    $    115,427    $      2,716    $        854
  Interest                                          12,083,338       5,395,919         603,314         831,010
                                                  ------------    ------------    ------------    ------------
    Total Investment Income                         12,319,243       5,511,346         606,030         831,864
                                                  ------------    ------------    ------------    ------------
Expenses
  Investment advisory fees                             743,539         397,580          80,355          74,467
  Administration fees                                  232,886          95,055          23,471          31,294
  Custodian fees                                        81,258          14,555          15,372          31,675
  Audit fees                                            10,704           4,745           1,168           2,256
  Miscellaneous fees                                     6,742          15,372           6,853           5,951
  Printing fees                                         45,932          26,274           4,878           2,876
  Registration fees                                     14,269           4,378           7,687            --
  Legal fees                                            37,950           6,415          13,465           1,488
  Transfer agent fees                                   32,789          13,944           3,521           6,146
  Insurance expense                                      4,177           1,285             284             390
  Directors fees                                         8,400           6,447           6,447           6,447
  Organization expense                                   1,694            --            (6,127)         (4,574)
  Distribution fees                                          5          22,042               5               3
                                                  ------------    ------------    ------------    ------------
                                                     1,220,345         608,092         157,379         158,419
  Less fees waived and reimbursed                     (354,825)       (192,180)        (43,745)        (48,218)
                                                  ------------    ------------    ------------    ------------
    Total Expenses                                     865,520         415,912         113,634         110,201
                                                  ------------    ------------    ------------    ------------
  Net Investment Income                             11,453,723       5,095,434         492,396         721,663
                                                  ------------    ------------    ------------    ------------
  Realized and Unrealized Gain/(Loss)
    on Investments and Foreign Currency
    Transactions
  Net realized gain/(loss) from:
      Security transactions                          2,326,390      (1,583,289)        115,625        (138,155)
      Futures tranactions                             (507,499)           --              --           (90,365)
      Foreign exchange transactions                    (84,284)           --              --           338,665
                                                  ------------    ------------    ------------    ------------
                                                     1,734,607      (1,583,289)        115,625         110,145
                                                  ------------    ------------    ------------    ------------
    Net change in unrealized
      appreciation/(depreciation):
      Investments                                   (4,396,297)     (3,152,312)        (91,859)        413,674
      Futures                                        1,076,308            --              --            60,328
    Translation of assets and
      liabilities in foreign currencies                 55,769            --              --            (1,873)
                                                  ------------    ------------    ------------    ------------
                                                    (3,264,220)     (3,152,312)        (91,859)        472,129
                                                  ------------    ------------    ------------    ------------
    Net Gain/(Loss) On Investments And
      Foreign Currency Transactions                 (1,529,613)     (4,735,601)         23,766         582,274
                                                  ------------    ------------    ------------    ------------
    Net Increase In Net Assets
      Resulting From Operations                   $  9,924,110    $    359,833    $    516,162    $  1,303,937
                                                  ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Warburg Pincus Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                  U.S. Core Fixed Income Fund                          High Yield Fund
                                              ---------------------------------------    -----------------------------------------
                                              For the Six Months        For the Year     For the Six Months        For the Year
                                                    Ended                  Ended               Ended                   Ended
                                               February 28, 1999      August 31, 1998    February 28, 1999         August 31, 1998
                                              ------------------      ---------------    -----------------         ---------------
                                                  (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
  Net investment income                        $  11,453,723          $  13,581,467          $   5,095,434          $   8,042,385
  Net gain/(loss) on investments
    and foreign currency
    transactions                                  (1,529,613)             1,267,128             (4,735,601)            (3,054,518)
                                                                      -------------          -------------          -------------
  Net increase in net assets resulting
    from operations                                9,924,110             14,848,595                359,833              4,987,867
                                               -------------          -------------          -------------          -------------
  Dividends and Distributions to
    shareholders:
  Dividends to shareholders from
    net investment income:
  Institutional shares                           (12,608,321)           (11,454,482)            (4,311,038)            (7,732,581)
  Common shares                                          (18)                  --                 (607,982)              (169,975)
  Distributions to shareholders
    from net realized capital gains:
  Institutional shares                            (4,420,509)            (2,782,277)                  --                     --
  Common shares                                          (11)                  --                     --                     --
                                               -------------          -------------          -------------          -------------
  Total distributions to shareholders            (17,028,859)           (14,236,759)            (4,919,020)            (7,902,556)
                                               -------------          -------------          -------------          -------------
  Net capital share transactions                 (12,208,120)           215,702,694             53,260,311              4,811,859
                                               -------------          -------------          -------------          -------------
  Total increase/(decrease)
    in net assets                                 19,312,869            216,314,530             48,701,124              1,896,900
Net Assets:
  Beginning of period                            393,533,112            177,218,582             94,613,712             92,716,812
                                               -------------          -------------          -------------          -------------
  End of period                                $ 374,220,243          $ 393,533,112          $ 143,314,836          $  94,613,712
                                               =============          =============          =============          =============

--------------------------------------------------------------------------------


                                                         Municipal Bond Fund                 Strategic Global Fixed Income Fund
                                              ---------------------------------------    -----------------------------------------
                                              For the Six Months        For the Year     For the Six Months        For the Year
                                                    Ended                  Ended               Ended                   Ended
                                               February 28, 1999      August 31, 1998    February 28, 1999         August 31, 1998
                                              ------------------      ---------------    -----------------         ---------------
                                                  (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
  Net investment income                         $    492,396           $    979,325          $    721,663            $  1,809,232
  Net gain/(loss) on investments
    and foreign currency
    transactions                                      23,766                541,320               582,274                (247,851)
                                                ------------           ------------          ------------            ------------
  Net increase in net assets resulting
    from operations                                  516,162              1,520,645             1,303,937               1,561,381
                                                ------------           ------------          ------------            ------------
  Dividends and Distributions to
    shareholders:
  Dividends to shareholders from
    net investment income:
  Institutional shares                              (502,165)              (976,336)             (463,245)             (1,133,693)
  Common shares                                          (87)                  --                     (15)                   --
  Distributions to shareholders
    from net realized capital gains:
  Institutional shares                              (320,024)              (154,615)             (530,896)             (1,162,260)
  Common shares                                          (14)                  --                     (18)                   --
                                                ------------           ------------          ------------            ------------
  Total distributions to shareholders               (822,290)            (1,130,951)             (994,174)             (2,295,953)
                                                ------------           ------------          ------------            ------------
  Net capital share transactions                   2,045,049              2,028,820              (567,803)            (15,067,445)
                                                ------------           ------------          ------------            ------------
  Total increase/(decrease)
    in net assets                                  1,738,921              2,418,514              (258,040)            (15,802,017)
Net Assets:
  Beginning of period                             22,228,632             19,810,118            28,483,384              44,285,401
                                                ------------           ------------          ------------            ------------
  End of period                                 $ 23,967,553           $ 22,228,632          $ 28,225,344            $ 28,483,384
                                                ============           ============          ============            ============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
U.S. Core Fixed Income Fund Financial Highlights
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                      Institutional
                                        ------------------------------------------------------------------------------------------
                                                                                                                      For the
                                          For the Six                                                                 Period
                                         Months Ended                                                                 April 1,
                                         February 28,                        For the Year Ended August 31,             1994*
                                             1999      ----------------------------------------------------------   to August 31,
                                         (Unaudited)             1998          1997          1996          1995         1994
                                         ------------         --------      --------      --------      --------     ---------

Net asset value, beginning of period         $  15.72         $  15.65      $  15.06      $  15.42       $ 14.77      $ 15.00
                                         ------------         --------      --------      --------       -------      -------
  Income from investment
    operations
  Net investment income (loss)                   0.46             0.84          0.92          0.95          0.88         0.42
  Net gain (loss) on investments
    and foreign currency
    transactions (both realized
    and unrealized)                            (0.08)             0.33          0.76        (0.16)          0.61       (0.40)
                                         ------------         --------      --------      --------       -------      -------
    Total from investment
      operations                                 0.38             1.17          1.68          0.79          1.49         0.02
                                         ------------         --------      --------      --------       -------      -------
  Less Distributions
    Dividends from net investment
    income                                     (0.50)           (0.87)        (0.97)        (0.93)        (0.25)       (0.28)
    Distributions from capital gains           (0.17)           (0.23)        (0.12)        (0.22)          --           --
                                         ------------         --------      --------      --------       -------      -------
    Total distributions                        (0.67)           (1.10)        (1.09)        (1.15)        (0.84)       (0.25)
                                         ------------         --------      --------      --------       -------      -------
Net asset value, end of period               $  15.43         $  15.72      $  15.65      $  15.06       $ 15.42      $ 14.77
                                         ============         ========      ========      ========       =======      =======
Total return                                 2.43%(c)            7.70%        11.53%         5.23%        10.60%     0.17%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                           $374,204         $393,533      $177,219      $118,596       $99,250      $30,016
  Ratio of expenses to
    average net assets                    0.44%(a)(b)         0.47%(a)      0.50%(a)      0.50%(a)      0.50%(a)  0.50%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets                    5.77%(b)            5.87%         5.31%         6.43%         6.47%     6.04%(b)
  Fund turnover rate                          276%(c)             372%          372%          201%          304%      186%(c)



                                                 Common
                                               -----------
                                                 For the
                                                 Period
                                               November 2,
                                                1998* to
                                               February 28,
                                                  1999
                                               (Unaudited)
                                                ----------

Net asset value, beginning of period              $  15.68
                                                ----------
  Income from investment
    operations
  Net investment income (loss)                        0.36
  Net gain (loss) on investments
    and foreign currency
    transactions (both realized
    and unrealized)                                 (0.17)
                                                ----------
    Total from investment
      operations                                      0.19
                                                ----------
  Less Distributions
    Dividends from net investment
    income                                          (0.28)
    Distributions from capital gains                (0.17)

    Total distributions                             (0.45)
Net asset value, end of period                      $15.42
                                                ==========
Total return                                      1.21%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                                     $16
  Ratio of expenses to
    average net assets                         0.70%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets                         5.37%(b)
  Fund turnover rate                               276%(c)


--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been .62% annualized for the six months ended February 28, 1999 and .74%, .78%, .78% and .84% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been .90% annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]


Warburg Pincus Funds
High Yield Fund Financial Highlights
(For a Share Outstanding Throughout each Period)
-------------------------------------------------------------------------------------------------------------------------------

                                               Institutional
                           ----------------------------------------------------------------------------------------------------
                              For the Six
                             Months Ended                                     For the Year Ended August 31,
                           February 28, 1999      -----------------------------------------------------------------------------
                              (Unaudited)             1998            1997            1996            1995            1994
                           -----------------      -----------     -----------     -----------     ------------     ------------
  Net asset value,
    beginning of period       $      16.60        $     17.08     $     16.09     $     15.72     $      15.94     $      16.94
                              ------------        -----------     -----------     -----------     ------------     ------------
    Income from investment
      operations
    Net investment
      income (loss)                   0.65               1.43            1.37            1.47             1.42             1.20
    Net gain (loss) on
      investments and
      foreign currency
      transactions (both
      realized and
      unrealized)                    (0.79)             (0.49)           0.96            0.40            (0.30)           (0.77)
                              ------------        -----------     -----------     -----------     ------------     ------------
    Total from investment
      operations                     (0.14)              0.94            2.33            1.87             1.12             0.43
                              ------------        -----------     -----------     -----------     ------------     ------------
  Less Distributions
    Dividends from net
      investment income              (0.72)             (1.42)          (1.34)          (1.50)           (1.34)           (1.43)
    Distributions from
      capital gains                     --                 --              --              --               --               --
                              ------------        -----------     -----------     -----------     ------------     ------------
    Total distributions              (0.72)             (1.42)          (1.34)          (1.50)           (1.34)           (1.43)
                              ------------        -----------     -----------     -----------     ------------     ------------
  Net asset value,
    end of period             $      15.74        $     16.60     $     17.08     $     16.09     $      15.72     $      15.94
                              ============        ===========     ===========     ===========     ============     ============

  Total return                   (0.76)%(c)              5.48%          15.17%          12.42%         7.79%(d)         2.24%(d)
  Ratios/Supplemental Data:
    Net assets, end of period
      (000s omitted)          $    111,562        $    94,044     $    92,630     $    75,849     $    153,621     $    143,517
    Ratio of expenses to
      average net assets        0.69%(a)(b)           0.70%(a)        0.70%(a)        0.88%(a)         1.00%(a)         1.00%(a)
    Ratio of net investment
      income (loss) to
      average net assets           9.02%(b)              8.12%           8.44%           8.92%            9.37%            7.73%
    Fund turnover rate               12%(c)                60%             84%            143%              70%             121%


(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.02% annualized for the six months ended February 28, 1999 and 1.14%, 1.13%, 1.11%, 1.08% and 1.13% for the years ended August 31, 1998,
     1997, 1996, 1995 and 1994, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.32% annualized for the six months ended February 28, 1999, 1.39% for the year ended August 31, 1998 and 1.47% annualized for the period ended August 31, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

*    Commencement of operations.

--------------------------------------------------------------------------------


                                                 Common
                            ------------------------------------------------------
                              For the Six      For the Year       For the Period
                              Months Ended        Ended          November 1, 1996*
                            February 28, 1999   August 31,         to August 31,
                               (Unaudited)         1998                 1997
                            -----------------  ------------      -----------------
  Net asset value,
    beginning of period       $       16.62     $    17.08          $   16.21
                              -------------     ----------          ---------
    Income from investment
      operations
    Net investment
      income (loss)                    0.62           1.36               0.93
    Net gain (loss) on
      investments and
      foreign currency
      transactions (both
      realized and
      unrealized)                     (0.77)         (0.45)              0.87
                              -------------     ----------          ---------
    Total from investment
      operations                      (0.15)          0.91               1.80
                              -------------     ----------          ---------
  Less Distributions
    Dividends from net
      investment income               (0.66)         (1.37)             (0.93)
    Distributions from
      capital gains                      --             --                 --
                              -------------     ----------          ---------
    Total distributions               (0.66)         (1.37)             (0.93)
                              -------------     ----------          ---------
  Net asset value,
    end of period             $       15.81     $    16.62          $   17.08
                              =============     ==========          =========

  Total return                    (0.85)%(c)          5.27%          11.49%(c)
  Ratios/Supplemental Data:
    Net assets, end of period
      (000s omitted)          $      31,753     $      570          $       86
    Ratio of expenses to
      average net assets            0.95%(a)       0.95%(a)        0.96%(a)(b)
    Ratio of net investment
      income (loss) to
      average net assets            8.73%(b)          7.96%           8.13%(b)
    Fund turnover rate                12%(c)            60%             84%(c)



                 See Accompanying Notes to Financial Statements.


Warburg Pincus Funds
Municipal Bond Fund Financial Highlights
(For a Share Outstanding Throughout Each Period)
-------------------------------------------------------------------------------------------------------------------------------

                                                                     Institutional                                    Common
                                      ---------------------------------------------------------------------------  ------------
                                                                                                                    For the
                                                                                                      For the        Period
                                      For the Six                                                     Period       November 2,
                                      Months Ended                                                    June 20,      1998* to
                                      February 28,           For the Year Ended August 31,              1994*      February 28,
                                          1999        -------------------------------------------   to August 31,     1999
                                      (Unaudited)       1998        1997        1996        1995        1994       (Unaudited)
                                      -----------     -------     -------     -------     -------   -------------  ------------
Net asset value, beginning of period   $ 15.12        $ 14.84     $ 14.65     $ 15.46     $ 15.06     $ 15.00       $   15.14
                                       -------        -------     -------     -------     -------     -------       ---------

  Income from investment
    operations
  Net investment income (loss)            0.32           0.70        0.72        0.73        0.71        0.09            0.19
  Net gain (loss) on investments
    and foreign currency
    transactions (both realized
    and unrealized)                       0.02           0.40        0.65       (0.37)       0.50       (0.03)             --
                                       -------        -------     -------     -------     -------     -------       ---------
    Total from investment
      operations                          0.34           1.10        1.37        0.36        1.21        0.06            0.19
                                       -------        -------     -------     -------     -------     -------       ---------
  Less Distributions
    Dividends from net investment
    income                               (0.33)         (0.71)      (0.72)      (0.74)      (0.76)        --           (0.20)
    Distributions from capital gains     (0.21)         (0.11)      (0.46)      (0.43)      (0.05)        --           (0.21)
                                       -------        -------     -------     -------     -------     -------       ---------
    Total distributions                  (0.54)         (0.82)      (1.18)      (1.17)      (0.81)        --           (0.41)
                                       -------        -------     -------     -------     -------     -------       ---------
Net asset value, end of period         $ 14.92        $ 15.12     $ 14.84     $ 14.65     $ 15.46     $ 15.06       $   14.92
                                       =======        =======     =======     =======     =======     =======       =========

Total return                              2.26%(c)       7.62%       9.74%       2.27%       8.42%       0.40%(c)        1.23%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                     $23,962        $22,229     $19,810     $19,581     $48,978     $42,310       $       6
  Ratio of expenses to
    average net assets                    0.99%(a)(b)    1.00%(a)    1.00%(a)    1.00%(a)    1.00%(a)    1.00%(a)(b)     1.25%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets                 4.29%(b)       4.72%       4.88%       4.62%       4.76%       3.27%(b)        4.45%(b)
  Fund turnover rate                     17%(c)            57%         43%         34%         25%          9%(c)          17%(c)

-----------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.37% annualized for the six months ended February 28, 1999 and 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1998, 1997,
     1996 and 1995, respectively and 1.34% annualized for the period ended August 31, 1994. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.43% annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.



Warburg Pincus Funds
Strategic Global Fixed Financial Highlights
(For a Share Outstanding Throughout Each Period)
-------------------------------------------------------------------------------------------------------------------------------

                                                                    Institutional                                     Common
                                      ----------------------------------------------------------------------------  -----------
                                                                                                                      For the
                                                                                                       For the         Period
                                     For the Six                                                       Period       November 2,
                                     Months Ended                                                      June 28,      1998* to
                                     February 28,            For the Year Ended August 31,               1994*      February 28,
                                        1999          -------------------------------------------   to August 31,      1999
                                     (Unaudited)         1998        1997        1996        1995        1994       (Unaudited)
                                     ------------      -------     -------     -------     -------   -------------  ------------
Net asset value, beginning of period  $   15.10        $ 15.41     $ 15.75     $ 15.67     $ 15.00     $  15.00        $16.10
                                      ---------        -------     -------     -------     -------     --------        ------
  Income from investment
    operations
  Net investment income (loss)             0.38           0.87        0.85        0.87        1.06         0.15          0.32
  Net gain (loss) on investments
    and foreign currency
    transactions (both realized
    and unrealized)                        0.31          (0.25)      (0.16)       0.58        0.49        (0.15)       (0.65)
                                      ---------        -------     -------     -------     -------     --------        ------
    Total from investment
      operations                           0.69           0.62        0.69        1.45        1.55         0.00        (0.33)
                                      ---------        -------     -------     -------     -------     --------        ------
  Less Distributions
    Dividends from net investment
    income                                (0.25)         (0.45)      (0.71)      (1.22)      (0.88)          --        (0.24)
    Distributions from capital gains      (0.28)         (0.48)      (0.32)      (0.15)         --           --        (0.28)
                                      ---------        -------     -------     -------     -------     --------        ------
    Total distributions                   (0.53)         (0.93)      (1.03)      (1.37)      (0.88)          --        (0.52)
                                      ---------        -------     -------     -------     -------     --------        ------
Net asset value, end of period        $   15.26        $ 15.10     $ 15.41     $ 15.75     $ 15.67     $  15.00        $15.25
                                      =========        =======     =======     =======     =======     ========        ======

Total return                               4.46%(c)       4.19%       4.48%       9.65%      10.72%        0.00%(c)     (2.15)%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                    $  28,217        $28,483     $44,285     $38,348     $19,565     $  6,300        $    9
  Ratio of expenses to
    average net assets                     0.74%(a)(b)    0.75%(a)    0.75%(a)    0.75%(a)    0.75%(a)     0.75%(a)(b)   1.00%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets                  4.85%(b)       5.30%       5.31%       7.37%       7.26%        5.64%(b)      4.82%(b)
  Fund turnover rate                        134%(c)        283%         98%         87%         91%           0%(c)       134%(c)

-------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.06% annualized for the six months ended February 28, 1999 and 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1998, 1997,
     1996 and 1995, respectively and 1.92% annualized for the period ended August 31, 1994. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.26% annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

   The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus U.S. Core Fixed Income Fund ("Core Fixed"), Warburg Pincus Strategic Global Fixed Income Fund ("Global Fixed"), Warburg Pincus High Yield Fund ("High Yield") and Warburg Pincus Municipal Bond Fund ("Municipal") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's outstanding Common shares.

   On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund (other than European Equity) acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganizations.

Fund                                       Common Shares   Institutional Shares
------                                     -------------   --------------------
Core Income                                       --            25,307,129
Global Fixed                                      --             1,875,514
High Yield                                    34,314             5,655,408
Municipal                                         --             1,483,582

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

   The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                            Unrealized
Fund                                  Net Assets    Appreciation/(Depreciation)*
----                                 ------------   ----------------------------
Core Income                        $395,200,568            $(3,009,982)
Global Fixed                         30,261,883                526,957
High Yield                           87,873,344             (5,030,237)
Municipal                            22,404,233              1,280,536

   Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectuses and statement of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from


--------------
*The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securites for the applicable period less applicable expenses. Each of the High Yield, Global Fixed and Core Fixed Funds will distribute substantially all of its net realized capital gains, if any, to its shareholders annually and will distribute net investment income at least quarterly. The Municipal Fund will distribute substantially all of its net realized capital gains, if any, annually and all net investment income monthly. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. None of the Funds had open repurchase agreements at February 28, 1999.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Funds' may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

   As of February 28, 1999, Core Fixed held the following futures contracts:


Futures                      Expiration      Contract        Contract       Unrealized
Contracts                       Date          Amount           Value         Gain/Loss
---------                    ----------   -------------    -------------    -----------
Japan 10 Year Bond Futures    03/11/99    $(15,734,091)    $(15,457,219)    $  276,872
U.S. Treasury Notes Futures   06/21/99      22,893,875       22,526,656       (367,219)
U.S. Treasury Notes Futures   06/21/99     (65,207,672)     (63,680,543)     1,527,129
U.S. Treasury Bond Futures    06/21/99      23,975,726       23,346,969       (628,757)

   As of February 28, 1999, Global Fixed held the following futures contracts:


Futures                       Expiration     Contract        Contract       Unrealized
Contracts                        Date         Amount           Value         Gain/Loss
---------                    ----------   -------------    -------------    -----------
U.S. Treasury Notes Futures   06/21/99    $  676,930       $   665,813     $   (11,117)
U.S. Treasury Notes Futures   06/21/99       843,000           836,812          (6,188)
U.S. Treasury Notes Futures   06/21/99    (3,172,984)       (3,098,250)         74,734
U.S. Treasury Bond Futures    06/21/99     1,242,266         1,209,688         (32,578)

              I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              J) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     loan including any accrued interest thereon. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. None of the Funds had any securities on loan to brokers at February 28, 1999.

              K) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security (which at least theoretically is unlimited) less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

              L) OTHER -- Securities denominated in currencies other than the U.S. dollar are subject to changes in value due to fluctuations in exchange rates.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

Note 2. Transactions with Affiliates and Related Parties

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for each of the four Funds described herein.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

   For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

     Fund                                                 Annual Rate
     ----                                     ----------------------------------
     Core Fixed                               0.375% of average daily net assets
     Global Fixed                              0.50% of average daily net assets
     High Yield                                0.70% of average daily net assets
     Municipal                                 0.70% of average daily net assets

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1999, advisory fees and waivers for each of the twelve investment Funds were as follows:
                                         Gross                        Net
     Fund                            Advisory Fee     Waiver     Advisory Fee
     ----                            ------------  ----------    ------------
     Core Fixed                        $743,539    $(273,963)      $469,576
     Global Fixed                        74,467      (42,206)        32,261
     High Yield                         397,580     (156,312)       241,268
     Municipal                           80,355      (39,196)        41,159

   For its sub-advisory services, Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, is entitled to receive from CSAM .30% of the average daily net assets of Global Fixed. For the six-months ended February 28, 1999, CSAM Limited was entitled to receive $22,340 from CSAM for sub-advisory services provided to Global Fixed, all of which fees were waived.

   State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursing agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

   Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrators. For administration services, each Fund pays CFSI a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CSFI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 23, 1998 to February 28, 1999, co-administration fees earned and waived by CFSI were as follows:

                                      Gross                          Net
     Fund                      Administration Fee   Waiver   Administration Fee
     ----                     -------------------  -------   ------------------
     Core Fixed                      $   1         $   (1)         $  --
     Global Fixed                       --             --             --
     High Yield                      4,325         (3,251)         1,074
     Municipal                           1             (1)            --

   Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of the corresponding portfolios of the RBB Fund.

   The administrative service agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period ended October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                           Gross Administrative              Net Administrative
     Fund                       Service Fee       Waiver         Service Fee
     ----                  --------------------  ---------   ------------------
     Core Fixed                    $86,637       $(80,861)          $5,776
     Global Fixed                    6,441         (6,012)             429
     High Yield                     19,734        (18,418)           1,316
     Municipal                       4,874         (4,548)             326

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the six months ended February 28, 1999, co-administration fees earned and waived by PFPC were as follows:

                       Gross Administrative                 Net Administrative
     Fund                       Fee             Waiver              Fee
     ------            --------------------    --------     ------------------
     Core Fixed             $146,248          $     --           146,248
     Global Fixed             24,853                --            24,853
     High Yield               70,996           (14,199)           56,797
     Municipal                18,596                --            18,596

   Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the six months ended February 28, 1999, distribution fees earned by CSI were as follows:

     Fund                                            Distribution Fee
     ----                                            ----------------
     Core Fixed                                          $     5
     Global Fixed                                              3
     High Yield                                           22,042
     Municipal                                                 5

Note 3. Purchases and Sales of Securities

   For the six months ended February 28, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                    Investment Securities      Short Securities
                              -------------------------------  ----------------
     Fund                       Purchases           Sales            Sales
     ----                     -------------    --------------  ----------------
     Core Fixed               $1,160,469,02    $1,126,621,296           --
     Global Fixed Income         60,275,775        40,023,956           --
     High Yield                  65,418,677        13,390,024           --
     Municipal                    5,539,964         3,592,132           --

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 4. Capital Shares

   Transactions in capital shares for each period were as follows:


                                                                 U.S. Core Fixed Income Fund
                             ----------------------------------------------------------------------------------------------------
                                                       Institutional                                         Common
                             ----------------------------------------------------------------------------------------------------
                              For the Six Months Ended                                           For the Period November 2, 1998*
                                 February 28, 1999                For the Year Ended               Through February 28, 1999
                                     (Unaudited)                    August 31, 1998                        (Unaudited)
                             ----------------------------------------------------------------------------------------------------
                                Shares         Value             Shares           Value           Shares                  Value
                             ----------    -------------       ----------    -------------       --------                --------
Shares sold                   6,845,188    $ 107,157,220       15,080,236    $ 237,240,219          1,031                 $16,022
Shares issued in
  reinvestment of
  dividends                   1,079,605       16,758,880          906,263       14,074,352              2                      29
Shares repurchased           (8,705,640)    (136,140,271)      (2,268,321)     (35,611,876)            --                      --
                             ----------    -------------       ----------    -------------       --------                 -------
Net increase/(decrease)        (780,847)   $ (12,224,171)      13,718,178    $ 215,702,695          1,033                 $16,051
                             ==========    =============       ==========    =============       ========                 =======



                                                              Strategic Global Fixed Income Fund
                             ----------------------------------------------------------------------------------------------------
                                                       Institutional                                         Common
                             ----------------------------------------------------------------------------------------------------
                              For the Six Months Ended                                           For the Period November 2, 1998*
                                 February 28, 1999                For the Year Ended               Through February 28, 1999
                                     (Unaudited)                    August 31, 1998                        (Unaudited)
                             ----------------------------------------------------------------------------------------------------
                                Shares         Value             Shares           Value           Shares                  Value
                             ----------    -------------       ----------    -------------       --------                --------
Shares sold                      49,311        $ 784,925          227,215    $   3,505,185            569                $  9,022
Shares issued in
  reinvestment of
  dividends                      62,754          990,884          147,509        2,200,318              2                      32
Shares repurchased             (149,513)      (2,352,666)      (1,361,892)     (20,772,949)            --                      --
                             ----------    -------------       ----------    -------------       --------                 -------
Net increase/(decrease)         (37,448)     $  (576,857)        (987,168)    $(15,067,446)           571                  $9,054
                             ==========    =============       ==========    =============       ========                 =======



                                                                        High Yield Fund
                             -----------------------------------------------------------------------------------------------------
                                                  Institutional                                      Common
                             -----------------------------------------------------------------------------------------------------
                             For the Six Months Ended                           For the Six Months Ended
                                 February 28, 1999         For the Year Ended       February 28, 1999        For the Year Ended
                                     (Unaudited)            August 31, 1998            (Unaudited)            August 31, 1998
                             -----------------------------------------------------------------------------------------------------
                                Shares       Value        Shares       Value       Shares        Value       Shares      Value
                              ---------   -----------   ----------  ------------  --------    -----------   --------  ------------
Shares sold                   2,004,825   $31,561,695    2,248,712  $ 38,970,312  2,098,268   $32,879,970     66,018  $  4,697,209
Shares issued in
   reinvestment of
   dividends                    238,675     3,749,600      416,842     7,175,130     33,436       523,091      9,315       162,504
Shares repurchased             (822,621)  (12,958,425)  (2,423,467)  (41,922,050)  (156,985)   (2,495,620)  (246,118)   (4,271,516)
                              ---------   -----------   ----------  ------------  ---------   -----------   --------  ------------
Net increase                  1,420,879   $22,352,870      242,087  $  4,223,392  1,974,719   $30,907,441     29,215  $    588,197
                              =========   ===========   ==========  ============  =========   ===========   ========  ============

-----------
* Commencement of operations.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 4. Capital Shares


                                                                        Municipal Bond Fund
                             ----------------------------------------------------------------------------------------------------
                                                 Institutional                                                Common
                             ----------------------------------------------------------------------------------------------------
                              For the Six Months Ended                                           For the Period November 2, 1998*
                                 February 28, 1999                For the Year Ended               Through February 28, 1999
                                     (Unaudited)                    August 31, 1998                        (Unaudited)
                             ----------------------------------------------------------------------------------------------------
                                Shares         Value             Shares           Value           Shares                  Value
                             ----------    -------------       ----------    -------------       --------                --------
Shares sold                     106,078    $   1,594,893          217,663    $   3,269,230          1,395                $ 21,022
Shares issued in
  reinvestment of
  dividends                      52,580          789,139           70,888        1,064,203              3                      46
Shares repurchased              (22,857)        (344,926)        (153,265)      (2,304,613)          (995)                (15,125)
                             ----------    -------------       ----------    -------------       --------                --------
Net increase                    135,801       $2,039,106          135,286       $2,028,820            403                $  5,943
                             ==========    =============       ==========    =============       ========                ========

-------------
*Commencement of operations.

   On February 28, 1999, three shareholders held approximately 100% of the outstanding shares of the Core Fixed Common shares, three shareholders held approximately 100% of the outstanding shares of the Global Fixed Common shares, three shareholders held approximately 90% of the outstanding shares of the High Yield Common shares and two shareholders held approximately 100% of the outstanding shares of the Municipal Common shares.


Note 5. Forward Foreign Currency Contracts

   The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 6. Forward Foreign Currency Contracts -- (cont'd)

Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of the contract. During the six months ended February 28, 1999, the Global Fixed and the Core Fixed entered into forward foreign currency contracts. Core Fixed had no open forward foreign contracts at February 28, 1999.

   The Global Fixed had the following open Forward Foreign Currency Contracts at February 28, 1999:


                                    Foreign                               Unrealized
 Forward Currency    Expiration    Currency    Contract     Contract   Foreign Exchange
     Contract           Date      To Be Sold    Amount        Value       Gain/(Loss)
------------------   ----------   ----------   --------    ----------  ----------------
Australian Dollar     03/11/99      826,404   $  519,064   $  512,676     $    6,388
Euro                  03/11/99      716,894      835,038      789,140         45,898
French Frank          05/18/99       18,032       20,306       19,925            381
Great Britain Pound   03/11/99      193,910      319,583      311,094          8,489
Italian Lira          03/11/99      517,993      609,248      570,194         39,054
New Zealand Dollar    03/04/99    1,769,799      934,029      929,782          4,247
South African Rand    08/18/99       71,527       10,945       11,080           (135)
                                              ----------   ----------     ----------
                                              $3,248,213   $3,143,891     $  104,322
                                              ==========   ==========     ==========



                                         Foreign                                 Unrealized
  Forward Currency    Expiration         Currency             Contract            Contract       Foreign Exchange
      Contract           Date         To Be Purchased          Amount               Value           Gain/(Loss)
--------------------  ----------      ---------------       -------------       -------------     ----------------
Australian Dollars     03/11/99             826,404        $     510,552       $     512,676       $       2,124
Canadian Dollars       03/11/99           1,077,389              699,376             713,947              14,571
German Deutschemarks   03/11/99           2,197,806            2,583,253           2,419,291            (163,962)
Great Britain Pounds   03/11/99             485,259              802,763             778,511             (24,252)
Japanese Yen           05/10/99         169,750,637            1,529,285           1,440,350             (88,935)
Swedish Krona          03/11/99           4,939,859              610,160             604,064              (6,096)
                                                           -------------       -------------       -------------
                                                           $   6,735,389       $   6,468,839       $    (266,550)
                                                           =============       =============       =============

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o WWW.WARBURG.COM

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPBDT-3-0299